SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                JNL Series Trust
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5)  Total fee paid:

         ---------------------------------------------------------------


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ---------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

     3)  Filing Party:

         ---------------------------------------------------------------

     4)  Date Filed:

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
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 10, 2000

         NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of JNL Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on October 10, 2000 at 11:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

         1. To approve or disapprove an arrangement and new investment advisory and management agreement that would permit Jackson National Financial Services, LLC, the Trust's investment advisor, with Board approval, to enter into or amend sub-advisory agreements without shareholder approval.

         2. To approve or disapprove a Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for all Series of the Trust, except the PPM America/JNL Money Market Series and each of the JNL/S&P Series.

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof. Should the Meeting be adjourned to a date after October 10, 2000, the location of the Meeting will be changed to Jackson National Life Insurance Company, One Corporate Way, Lansing, Michigan 48951.

Only Shareholders of record at the close of business on August 11, 2000, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

                                              By Order of the Board of Trustees,



                                              THOMAS J.  MEYER

September 25, 2000
Lansing, Michigan

                                JNL SERIES TRUST
                              5901 Executive Drive
                             Lansing, Michigan 48911

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 10, 2000

         The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Series Trust, a Massachusetts business trust ("Trust"), which consists of separate Series. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the Series of the Trust (the "Series") to be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 ("Jackson National Life"), on October 10, 2000, at 11:00 a.m., local time, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Should the Meeting be adjourned to a date after October 10, 2000, the location of the Meeting will be changed to Jackson National Life Insurance Company, One Corporate Way, Lansing, Michigan 48951.


         The  Notice,   this  Proxy  Statement,   and  the  accompanying  voting
instructions card were first mailed to variable annuity contract owners on or about September 27, 2000.


         The Trustees have fixed the close of business on August 11, 2000 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Series entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

         As of the Record Date, there were the following Shares of each Series outstanding.


---------------------------------------------------- -----------------------
                                                        Number of Shares
                      Series                              Outstanding
---------------------------------------------------- -----------------------
JNL/Alger Growth Series ............................       21,903,653.853
JNL/Alliance Growth Series .........................        7,231,611.853
JNL/Eagle Core Equity Series .......................       10,449,374.373
JNL/Eagle SmallCap Equity Series ...................        9,142,062.548
JNL/J.P.  Morgan Enhanced S&P 500 Stock Index
Series .............................................        2,453,617.912
JNL/J.P.  Morgan International & Emerging Markets
Series .............................................        1,096,770.213
---------------------------------------------------- -----------------------

---------------------------------------------------- -----------------------
                                                        Number of Shares
                      Series                              Outstanding
---------------------------------------------------- -----------------------
JNL/Janus Aggressive Growth Series .................       40,980,153.593
JNL/Janus Balanced Series ..........................         4,464,251.53
JNL/Janus Capital Growth Series ....................       32,867,762.005
JNL/Janus Global Equities Series ...................       43,937,070.435
JNL/Janus Growth & Income Series ...................        3,178,476.821
JNL/PIMCO Total Return Bond Series .................        2,462,776.512
JNL/Putnam Growth Series ...........................       36,272,945.861
JNL/Putnam International Equity Series .............        15,734,761.32
JNL/Putnam Value Equity Series .....................        41,385,752.26
JNL/Putnam Midcap Growth Series ....................        3,634,160.929
JNL/S&P Conservative Growth Series I ...............        18,626,038.56
JNL/S&P Moderate Growth Series I ...................       28,630,870.942
JNL/S&P Aggressive Growth Series I .................       11,225,474.767
JNL/S&P Very Aggressive Growth Series I ............        6,253,913.118
JNL/S&P Equity Growth Series I .....................       15,958,349.074
JNL/S&P Equity Aggressive Growth Series I ..........        4,535,140.362
JNL/S&P Conservative Growth Series II ..............        1,540,506.414
JNL/S&P Moderate Growth Series II ..................         2,623,949.86
JNL/S&P Aggressive Growth Series II ................          864,530.732
JNL/S&P Very Aggressive Growth Series II ...........          512,156.072
JNL/S&P Equity Growth Series II ....................        1,586,643.614
JNL/S&P Equity Aggressive Growth Series II .........           404,093.18
JNL/S&P Conservative Growth Series .................        1,333,975.948
JNL/S&P Moderate Growth Series .....................        3,039,893.644
JNL/S&P Aggressive Growth Series ...................        2,344,310.686
Lazard/JNL Mid Cap Value Series ....................        1,353,774.364
Lazard/JNL Small Cap Value Series ..................        1,668,011.298
PPM America/JNL Balanced Series ....................       22,912,453.304
PPM America/JNL High Yield Bond Series .............       38,320,021.018
PPM America/JNL Money Market Series ................       298,106,436.26
Salomon Brothers/JNL Balanced Series ...............        1,617,524.179
Salomon Brothers/JNL Global Bond Series ............       15,173,738.675
Salomon Brothers/JNL High Yield Bond Series ........         2,580,651.79
Salomon Brothers/JNL U.S.  Government & Quality
Bond Series ........................................        21,142,364.28
T.  Rowe Price/JNL Established Growth Series .......       35,968,548.134
T.  Rowe Price/JNL Mid-Cap Growth Series ...........       27,505,620.983
T.  Rowe Price/JNL Value Series ....................        2,416,731.735
----------------------------------------------------------------------------

         See page 28 for information concerning the substantial Shareholders of the Shares of each Series.

         The cost of preparing, printing and mailing the Notice, Proxy Statement, and accompanying voting instructions card, and all other costs in connection with the solicitation of proxies will be paid by Jackson National Financial Services, LLC ("JNFS" or "Adviser") or an affiliate thereof. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone or electronic means such as e-mail, or in person by an officer of the Trust, by officers or employees of the Adviser or officers, agents or employees of Jackson National Life.

         THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1999, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 766-4683 OR WRITING TO THE JNL SERIES TRUST SERVICE CENTER, P.O. BOX 378002, DENVER, COLORADO 80237-8002.

                                     VOTING

         The Agreement and Declaration of Trust for the JNL Series Trust dated June 1, 1994 (the "Declaration of Trust") provides that thirty percent of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting and thirty percent of the aggregate number of Shares in any Series that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series at a Shareholders' meeting.

         The Declaration of Trust further provides that Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all Shares of each Series of the Trust owned by the Shareholder.

         With respect to Proposals 1 and 2, a vote of the "majority of the outstanding voting securities" of each Series is necessary to approve each Proposal for a particular Series, which shall mean the lesser of (i) 67% or more of the Shares of the Series entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Series are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Series.

         Shares of the Trust are sold to separate accounts of Jackson National Life to fund the benefits of variable annuity contracts ("Variable Contracts") issued by Jackson National Life and to Qualified Plans of Jackson National Life. Although Jackson National Life, through its separate accounts, legally owns all Shares relating to the Variable Contracts of the Series, Jackson National Life will vote all such Shares in accordance with the voting instructions timely given by the owners ("Contract owners") of the Variable Contracts with assets invested in the Series. Because Contract owners are indirectly invested in the Series through their Variable Contracts and have the right to instruct Jackson National Life how to vote shares of the Series on all matters requiring a vote of shareholders, Contract owners should consider themselves shareholders for the purposes of this Proxy Statement. Contract owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct Jackson National Life how to vote at the Meeting or at any adjourned session. Contract owners may use the voting instructions card as a ballot to give Jackson National Life the voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When the Contract owner completes the voting instructions card and sends it to Jackson National Life, Jackson National Life votes the shares attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If the Contract owner merely signs and returns the form, Jackson National Life will vote those shares in favor of the proposal. If the Contract owner does not return the form, Jackson National Life will vote those shares in the same proportion as shares for which instructions were received from other Contract owners. Jackson National Life has fixed the close of business on October 5, 2000 as the last day on which voting instructions will be accepted.

         Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

         Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction card or written notice of revocation. Only the Contract owner executing the voting instructions card can revoke it. Jackson National Life will vote the shares of the Series in accordance with all properly executed and unrevoked voting instructions of Contract owners.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

         FOR PROPOSAL 1: THE APPROVAL OF AN ARRANGEMENT AND NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT THAT WOULD PERMIT JACKSON NATIONAL FINANCIAL SERVICES, LLC, THE TRUST'S INVESTMENT ADVISOR, WITH BOARD APPROVAL, TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

         FOR PROPOSAL 2: THE APPROVAL OF A BROKERAGE ENHANCEMENT PLAN PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 FOR ALL SERIES OF THE TRUST, EXCEPT THE PPM AMERICA/JNL MONEY MARKET SERIES AND EACH OF THE JNL/S&P SERIES.

         Shares of each Series will be voted separately with respect to Proposals 1 and 2 as set forth in the table below.

--------------------------------------------------------------------------------
Proposal                                    Series Affected
--------------------------------------------------------------------------------
1.  To approve or disapprove an             All Series of the Trust
arrangement and new investment advisory
and management agreement that would
permit Jackson National Financial
Services, LLC, the Trust's investment
advisor, with Board approval, to enter
into or amend sub-advisory agreements
without shareholder approval.

--------------------------------------------------------------------------------
2. To approve or  disapprove  a            All Series of the Trust, except the
Brokerage Enhancement  Plan  pursuant to   PPM  America/JNL  Money Market Series
Rule 12b-1 under the Investment Company    and each of the JNL/S&P Series
Act of 1940.
--------------------------------------------------------------------------------

                                  PROPOSAL NO.1

         TO APPROVE OR DISAPPROVE AN ARRANGEMENT AND NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT THAT WOULD PERMIT JACKSON NATIONAL FINANCIAL SERVICES, LLC, THE TRUST'S INVESTMENT ADVISOR, WITH BOARD APPROVAL, TO ENTER INTO OR AMEND SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL.

         The Board of Trustees of the Trust recommends the approval of an arrangement, along with a New Investment Advisory and Management Agreement, that together would permit Jackson National Financial Services, LLC ("JNFS" or "Adviser"), the Trust's investment adviser, subject to Board approval, to enter into and/or amend sub-advisory agreements without obtaining the approval of Trust shareholders.

         The Trust currently issues its shares in 43 separate series (each a Series). If the proposal is approved, JNFS on behalf of the Trust, would be provided with greater flexibility in retaining the services of one or more sub-advisers, replacing sub-advisers or materially amending the terms of a sub-advisory agreement for each Series. The Trust's sub-advisers for the Series are as follows:


--------------------------------------------------------------------------------
Series                                 Sub-Adviser
--------------------------------------------------------------------------------

JNL/Alger Growth Series                Fred Alger Management, Inc.

--------------------------------------------------------------------------------
JNL/Alliance Growth Series             Alliance Capital Management, L.P.

--------------------------------------------------------------------------------
JNL/Eagle Core Equity Series           Eagle Asset Management, Inc.
JNL/Eagle SmallCap Equity Series

--------------------------------------------------------------------------------
JNL/J.P.  Morgan Enhanced S&P 500      J.P. Morgan Investment Management, Inc.
     Stock Index Series
JNL/J.P.  Morgan International &
     Emerging Markets Series

--------------------------------------------------------------------------------
JNL/Janus Aggressive Growth Series     Janus Capital Corporation
JNL/Janus Balanced Series
JNL/Janus Capital Growth Series
JNL/Janus Global Equities Series
JNL/Janus Growth & Income Series

--------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond Series     Pacific Investment Management Company

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series                                 Sub-Adviser
--------------------------------------------------------------------------------

JNL/Putnam Growth Series               Putnam Investment Management, Inc.
JNL/Putnam International Equity
     Series
JNL/Putnam Value Equity Series
JNL/Putnam Midcap Growth Series

--------------------------------------------------------------------------------
JNL/S&P  Conservative  Growth  Series I  Standard & Poor's  Investment  Advisory
JNL/S&P Moderate Growth Series I         Services, Inc.
JNL/S&P Aggressive Growth Series I
JNL/S&P Very Aggressive Growth
     Series I
JNL/S&P Equity Growth Series I
JNL/S&P Equity Aggressive Growth
     Series I
JNL/S&P Conservative Growth Series
     II
JNL/S&P Moderate Growth Series II
JNL/S&P Aggressive Growth Series II
JNL/S&P Very Aggressive Growth
     Series II
JNL/S&P Equity Growth Series II
JNL/S&P Equity Aggressive Growth
     Series II
JNL/S&P Conservative Growth Series
JNL/S&P Moderate Growth Series
JNL/S&P Aggressive Growth Series

--------------------------------------------------------------------------------
Lazard/JNL Mid Cap Value Series        Lazard Asset Management
Lazard/JNL Small Cap Value Series

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series                                 Sub-Adviser
--------------------------------------------------------------------------------

PPM America/JNL Balanced Series        PPM America, Inc.
PPM America/JNL High Yield Bond
     Series
PPM America/JNL Money Market Series

--------------------------------------------------------------------------------
Salomon Brothers/JNL Balanced Series   Salomon Brothers Asset Management Inc.
Salomon Brothers/JNL Global Bond
     Series
Salomon Brothers/JNL High Yield Bond
     Series
Salomon Brothers/JNL U.S.
     Government & Quality Bond Series

--------------------------------------------------------------------------------
T. Rowe Price/JNL Established Growth   T. Rowe Price Associates, Inc.
     Series
T. Rowe Price/JNL Mid-Cap Growth
     Series
T. Rowe Price/JNL Value Series
--------------------------------------------------------------------------------

         JNFS has engaged each of the above-named Sub-Advisers to provide investment advisory services to the Trust pursuant to sub-advisory agreements entered into individually with each Sub-Adviser. JNFS has no present intention to change any of the Series' sub-advisers or its current sub-advisory agreements.


         Section 15(a) of the Investment Company Act of 1940, as amended ("1940 Act"), requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement would apply to the appointment of sub-advisers to the Trust. In order to obtain shareholder approval in accordance with Section 15(a) of the 1940 Act, the Trust would have to prepare and distribute proxy materials and hold a special meeting of shareholders, causing it to incur costs and delays in implementing contracts with sub-advisers. The United States Securities and Exchange Commission (the "SEC"), however, has granted conditional exemptions from the shareholder approval requirements. JNFS and the Trust have applied for such an exemption. If the exemption is granted and the proposal is approved, any sub-advisory agreement entered into would continue to require the approval of a majority of the Board, including a majority of the Trustees who are not "interested persons" of the Trust or JNFS (as defined in the 1940 Act). Thus, the Board could, if it determined it to be in the best interests of the Trust and its investors, authorize JNFS to hire or replace one or more sub-advisers, including those sub-advisers above mentioned (except PPM America, Inc. as discussed below), or change the terms of sub-advisory agreements, including JNFS' current sub-advisory agreements. The Trust would not have to obtain approval of shareholders, who would instead receive notice of the change, including the same information they would receive in a proxy statement if their approval were required.

         The Board has approved the submission of an application to the SEC for an order exempting the Trust from the requirement of the 1940 Act that shareholders approve sub-advisory agreements or amendments thereto. This exemptive relief, if obtained, will not extend to any sub-adviser that is an "affiliated person", as defined in Section 2(a)(3) of the 1940 Act, of the Trust or the Adviser ("Affiliated Sub-Adviser") (other than by reason of serving as a sub-adviser to one or more of the Series of the Trust). PPM America, Inc. is an Affiliated Sub-Adviser by way of its common ownership with JNFS. Therefore, although shareholders of the Series currently being sub-advised by PPM America, Inc., are being solicited for their approval of Proposal No. 1, the provision in the proposed new Investment Advisory and Management Agreement relating to the amendment of sub- advisory agreements without shareholder approval does not apply to these Series. On May 11, 2000, the Board met to consider placing this proposal on the agenda for the shareholder meeting. After consideration of information  about  the  proposal  that  was  provided  by JNFS  (including  the information contained in the exemptive application), the Board concluded that the proposal is reasonable, fair, and in the best interest of the Trust and its shareholders. Accordingly, the Board unanimously approved the proposal and voted to recommend its approval by shareholders. As noted above, this proposal also involves the consideration of a new Investment Advisory and Management Agreement between the Trust and JNFS. Proposal No. 2, the Brokerage Enhancement Plan, if approved would also necessitate certain changes to the existing Investment Advisory and Management Agreement. Refer to Proposal No. 2 for the specific changes which would be made to the Investment Advisory and Management Agreement in connection with the Brokerage Enhancement Plan. The new agreement recognizes the fact that JNFS may, with Board approval, retain the services of one or more sub-advisers, replace sub-advisers or amend sub-advisory contracts as contemplated in this proposal. The new Investment Advisory and Management Agreement does NOT provide for any increase in the investment advisory fee paid to JNFS. However, if this proposal were adopted, it would permit JNFS to renegotiate the fees it pays to sub-advisers so that a larger portion of the fee under the Investment Advisory and Management Agreement could be retained by JNFS. Renegotiating fees with sub-advisers in such a situation would not require approval of shareholders, but would require approval of the Board. The existing and new Investment Advisory and Management Agreements are described in more detail below under the headings "Existing Investment Advisory and Management Agreement" and "New Investment Advisory and Management Agreement," respectively.

         The Board now seeks the approval of Trust shareholders which would: (i) authorize JNFS on behalf of the Trust to enter into sub-advisory agreements or amend such agreements without obtaining shareholder approval; and (ii) approve the new Investment Advisory and Management Agreement between the Trust and JNFS. The Trust's use of the authority that would be granted by this proposal is contingent upon the SEC's issuance of an order permitting the Trust to do so.

                      BOARD CONSIDERATION OF PROPOSAL NO. 1

         At its May 11, 2000 meeting, the Board considered various information provided by JNFS, including the information contained in the exemptive application submitted to the SEC. Based on this information, the Board concluded that approval of the proposal is in the best interests of the Trust and its investors. Among the things considered by the Board in reaching this conclusion was that (i) the proposal would permit the Trust to avoid the costs and administrative burden that would be incurred if the Trust was compelled to conduct a proxy solicitation each time JNFS and the Board determine to hire a sub-adviser or amend a sub-advisory agreement; (ii) to the extent that JNFS retains the services of a sub-adviser on behalf of any Series of the Trust, the sub-adviser plays a role analogous to that of an individual portfolio manager, thus making approval of the sub-advisory agreement less important to Trust shareholders; and (iii) the proposal would maintain important safeguards and protections for Trust shareholders. The information considered by the Board is discussed in greater detail below.

         Currently, in order to approve a sub-advisory agreement (including the requirement to re-approve a sub-advisory agreement that has been terminated as a result of an "assignment"), to substitute one sub-adviser for another, or to amend a sub-advisory agreement, the Trust must obtain the approval of shareholders. Seeking this approval imposes costs and burdens on the Trust and, indirectly, upon shareholders. Some of these costs include printing costs for the proxy statements, proxy cards, and return envelopes; postage (including return postage); tabulation of proxy cards; if necessary, solicitation and other expenses incurred in order to obtain a quorum; and the costs of the meeting itself. Accordingly, the Board considered that the proposal would permit the Trust to minimize these expenses and administrative burdens when retaining or replacing sub-advisers, or when materially amending a sub-advisory agreement.

         In addition, under the current arrangement, once JNFS and the Board determine that using the services of one or more sub-advisers (or replacing or eliminating a sub-adviser, or amending a sub-advisory agreement once a sub-adviser is retained) is in the best interest of shareholders, a delay may occur until the Trust can obtain the necessary approval of shareholders. Typically, it requires approximately three months to prepare a proxy solicitation, send it to shareholders, receive and tabulate the result, and hold the meeting. During this period, the Trust loses the benefit of the addition or replacement of the sub-adviser, or the amendment to the sub-advisory agreement. Approval of the proposal would permit the Board and JNFS to reduce or eliminate this delay.

         The second factor considered by the Board was the fact that, to the extent the Trust uses the services of one or more sub-advisers, the sub-adviser plays a role analogous to that of an individual portfolio manager employed by a typical mutual fund's investment adviser, making approval of sub-advisory agreements less important. In the case of a mutual fund that does not use a sub-adviser, the fund's investment adviser provides corporate management and administrative services, along with portfolio management services. Typically, the investment adviser chooses an individual or individuals on its staff to perform the actual day-to-day management of the portfolio. Although the investment adviser discloses to shareholders the individual's identity, the company is not required to, and does not, submit approval of the choice of individual to the shareholders. Rather, accountability lies with the investment adviser itself, which has the responsibility of monitoring the individual's investment performance and replacing the individual if doing so is in the best interest of shareholders.

         Under a structure where sub-advisers are used, the sub-adviser takes the place of the individual portfolio manager. The investment adviser has ultimate accountability for the performance of the sub-advisers. The Board believes that shareholders will expect JNFS to select and retain sub-advisers who successfully meet the Trust's objectives and policies and replace those who do not. The Board further believes that, in such cases, shareholders will determine to rely on JNFS' ability to select, monitor, and terminate sub-advisers.

         The third factor considered by the Board was that the proposal preserves certain protections and safeguards for the Trust and its shareholders. For example, although the proposal would authorize JNFS on behalf of the Trust to enter into or amend sub-advisory agreements, any change in the investment advisory contract between the Trust and JNFS, or the replacement of JNFS itself, would continue to require approval of Trust shareholders. In addition, shareholders would receive the same information about sub-advisers as they currently do. In the event JNFS, with the approval of the Board, determines to use the services of a sub-adviser or replace a sub-adviser, shareholders would receive, within ninety days of the change, the same information about the sub-adviser and sub-advisory agreement they would receive in a proxy statement if their approval were required.

                                 APPROVAL BY SEC

         As noted above, the Board has approved the submission of an application to the SEC for an order of exemption from certain requirements of the 1940 Act in order to permit the Trust to use the authority to enter into or amend sub-advisory agreements as contemplated by this proposal. Any use of that authority is contingent upon obtaining the requested order from the SEC. The application for exemption contains conditions to which the order would be subject. The conditions are set forth in Exhibit A. It is possible that the SEC may require certain changes to the application or impose additional conditions prior to granting the order. The Trust will agree to such changes if the Board and JNFS determine that it is in the best interests of the Trust and its shareholders to do so. It is also possible that the SEC may refuse to grant the order entirely, although the SEC has granted similar exemptions to other mutual fund companies under similar circumstances in the past. In that case, the Board will take what further actions it deems to be in the best interests of the Trust and its shareholders.

                                  REQUIRED VOTE

         The proposal will be adopted with respect to a Series of the Trust if it is approved by the vote of a majority of outstanding shares of that Series, as defined in the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Series shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Series shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Series shares.

         THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 1.

              EXISTING INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

         The Adviser serves as investment adviser to the Trust pursuant to the Amended Investment Advisory and Management Agreement ("Existing Investment Advisory Agreement"), dated August 17, 1995. The Adviser's address is 5901 Executive Drive, Lansing, Michigan 48911. The Adviser also serves as the Trust's Administrator. As investment adviser, the Adviser provides the Trust with professional investment supervision and management and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The Adviser is a wholly-owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a life insurance company in the United Kingdom.

         Prior to July 1, 1998, Jackson National Financial Services, Inc., an affiliate of the Adviser, acted as investment adviser to the Trust. Jackson National Financial Services, Inc. transferred the Investment Advisory Agreement, all related investment management duties and its related professional staff to the Adviser on July 1, 1998, with the approval of the Board of Trustees of the Trust.

         The Existing Investment Advisory Agreement continues in effect for each Series from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Series or the Board of Trustees. It may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of a Series with respect to that Series, and will terminate automatically upon assignment. Additional Series may be subject to a different agreement. The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by the Series in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.


         Under the Existing Investment Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Existing Investment Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation. A copy of the Existing Investment Advisory Agreement is attached hereto as Exhibit B. The Existing Investment Advisory Agreement was last approved by the Board of Trustees of the Trust on February 10, 2000 and was last approved by Trust shareholders on the following dates:

--------------------------------------------------------------------------------
Series                                                                   Date
--------------------------------------------------------------------------------
JNL/Alger Growth Series                                                  9/18/98
JNL/Alliance Growth Series                                               9/18/98
JNL/Eagle Core Equity Series                                             9/18/98
JNL/Eagle SmallCap Equity Series                                         9/18/98
JNL/J.P.  Morgan Enhanced S&P 500 Stock Index Series                     5/18/99
JNL/J.P.  Morgan International & Emerging Markets Series                 9/18/98
JNL/Janus Aggressive Growth Series                                       9/18/98
JNL/Janus Balanced Series                                                 5/1/00
JNL/Janus Capital Growth Series                                          9/18/98
JNL/Janus Global Equities Series                                         9/18/98
JNL/Janus Growth & Income Series                                         4/20/00
JNL/PIMCO Total Return Bond Series                                       9/18/98
JNL/Putnam Growth Series                                                 9/18/98
JNL/Putnam International Equity Series                                   4/20/00
JNL/Putnam Value Equity Series                                           9/18/98
JNL/Putnam Midcap Growth Series                                           5/1/00
JNL/S&P Conservative Growth Series I                                     9/18/98
JNL/S&P Moderate Growth Series I                                         9/18/98
JNL/S&P Aggressive Growth Series I                                       9/18/98
JNL/S&P Very Aggressive Growth Series I                                  9/18/98
JNL/S&P Equity Growth Series I                                           9/18/98
JNL/S&P Equity Aggressive Growth Series I                                9/18/98
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Series                                                                   Date
--------------------------------------------------------------------------------
JNL/S&P Conservative Growth Series II                                    9/18/98
JNL/S&P Moderate Growth Series II                                        9/18/98
JNL/S&P Aggressive Growth Series II                                      9/18/98
JNL/S&P Very Aggressive Growth Series II                                 9/18/98
JNL/S&P Equity Growth Series II                                          9/18/98
JNL/S&P Equity Aggressive Growth Series II                               9/18/98
JNL/S&P Conservative Growth Series                                       1/26/00
JNL/S&P Moderate Growth Series                                           1/13/00
JNL/S&P Aggressive Growth Series                                          1/6/00
Lazard/JNL Mid Cap Value Series                                          9/18/98
Lazard/JNL Small Cap Value Series                                        9/18/98
PPM America/JNL Balanced Series                                          9/18/98
PPM America/JNL High Yield Bond Series                                   9/18/98
PPM America/JNL Money Market Series                                      9/18/98
Salomon Brothers/JNL Balanced Series                                     9/18/98
Salomon Brothers/JNL Global Bond Series                                  9/18/98
Salomon Brothers/JNL High Yield Bond Series                              9/18/98
Salomon Brothers/JNL U.S.  Government & Quality Bond Series              9/18/98
T.  Rowe Price/JNL Established Growth Series                             9/18/98
T.  Rowe Price/JNL Mid-Cap Growth Series                                 9/18/98
T.  Rowe Price/JNL Value Series                                           5/1/00
--------------------------------------------------------------------------------


         As compensation for its services under the Existing Investment Advisory Agreement, the Adviser receives a fee from the Trust computed separately for each Series of Trust. The fee for each Series is stated as an annual percentage of the average daily net assets of each Series. The fees for each Series are set forth in Exhibit C. The fees will be the same in the new Investment Advisory and Management Agreement. The Adviser received advisory fees of $26,522,406 from the Trust for the year ended December 31, 1999.


         The Adviser also serves as the Trust's administrator. Each Series of the Trust, except the JNL/S&P Series, pays to the Adviser an administrative fee of .10% of the average daily net assets of the Series. The Adviser received administrative fees of $2,974,293 from the Trust for the year ended December 31, 1999.

         For the fiscal year ended December 31, 1999, the Trust paid the following amounts in brokerage commissions to affiliated broker/dealers:

Name of Broker/Dealer
---------------------

Fred Alger & Co., Inc.                                $629,057.11
Goldman Sachs                                            1,142.73
Jardine Fleming                                            551.77
Raymond James & Associates, Inc.                         7,281.60
Robert Fleming                                           2,426.04
Salomon Brothers Inc.                                      264.00

        Each of the broker/dealers listed above is affiliated with the Trust through a sub-adviser.

         The percentage of the Trust's aggregate brokerage commissions paid to affiliated broker/dealers during the year ended December 31, 1999 is as follows:

                                                        Percentage of
Broker/Dealer                                       Aggregate Commissions
-------------                                       ---------------------

Fred Alger & Co., Inc.                                   15.966%
Goldman Sachs                                             0.030%
Jardine Fleming                                           0.014%
Raymond James & Associates, Inc.                          0.185%
Robert Fleming                                            0.062%
Salomon Brothers Inc.                                     0.007%

         Unless superseded by the proposed new Investment Advisory and Management Agreement, in connection with either this Proposal or Proposal No. 2, the Existing Advisory Agreement will continue in effect provided such continuance is specifically approved annually by the vote of a majority of the Board of Trustees of the Trust (including a majority of such Trustees who are not parties to the agreement or interested persons of any such party) cast in person at a meeting specifically called for voting on such renewal. If Proposal No. 1 is approved by shareholders, the new Investment Advisory and Management Agreement with a provision allowing JNFS to hire and replace sub- advisers and amend the contracts of such sub-advisers without shareholder approval, would be adopted. If Proposal No. 1 is not approved by shareholders, but Proposal No. 2 is approved, the new Investment Advisory and Management Agreement with a provision that permits JNFS to direct Trust portfolio trades to its broker/dealer affiliates would be adopted. If neither proposal is approved by shareholders, the Existing Investment Advisory Agreement would continue in effect.

           PROPOSED NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


         JNFS proposes to enter into a new Investment Advisory and Management Agreement (the "New Investment Advisory Agreement") with the Trust. A form of the New Investment Advisory Agreement is attached hereto as Exhibit D. The form of the New Investment Advisory Agreement was proposed by JNFS and was approved on August 10, 2000, by the Board of Trustees of the Trust (including a majority of such trustees who are not parties to such agreement or interested persons of any such party). Other than the provision relating to sub-advisory arrangements, and the provision relating to the ability of JNFS to place the Trust's purchase and sale of portfolio securities with JNFS' broker/dealer affiliates as discussed in connection with Proposal No. 2., there are no material differences between the Existing Investment Advisory Agreement and the New Investment Advisory Agreement. In particular, the New Investment Advisory Agreement does NOT provide for any increase in the investment advisory fee paid to JNFS. It is expected that the New Investment Advisory Agreement will become effective upon the issuance of the SEC exemptive order discussed under "Approval of SEC," provided that on the Meeting date it is approved by a majority vote of the holders of the outstanding voting securities of the Trust.


         In approving the New Investment Advisory Agreement, and in recommending that shareholders approve the New Investment Advisory Agreement, the Board considered such factors as it deemed reasonably necessary and appropriate, including (1) the nature, extent and quality of the services expected to be provided to the Trust by JNFS; (2) JNFS' past investment performance with respect to the Trust; (3) the costs of services to be provided by JNFS; (4) the fact that the compensation payable to JNFS by the Trust is the same under the New Investment Advisory Agreement as it is under the Existing Advisory Agreement; (5) other sources of revenue accruing to JNFS and its affiliates as a result of its relationship with the Trust, including any intangible benefits that accrue to JNFS and its affiliates; (6) the Trust's expenses compared to other funds; and (7) such other factors as the Board deemed relevant. Based on the considerations above, the Board determined that the New Investment Advisory Agreement is in the best interests of the Trust and its shareholders.


                                INFORMATION ABOUT
                                 THE DISTRIBUTOR

         The Trust currently has no distributor. However, in connection with the proposed Brokerage Enhancement Plan discussed in Proposal No. 2, the Trust's Board has approved a distribution agreement between the Trust and Jackson National Life Distributors, Inc. ("JNLD," or "Distributor"), pursuant to which JNLD would become the Trust's distributor. Accordingly, if Proposal No. 2 is adopted, it is expected that JNLD will become the Trust's distributor. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company.

                         EXECUTIVE OFFICERS OF THE TRUST

         The principal occupations, and positions with JNFS and the Trust, of the principal executive officer and each officer and director of JNFS are as follows:

--------------------------------------------------------------------------------
Name, Age and Address            Principal        Position with    Position with
                                 Occupation       JNFS             Trust
--------------------------------------------------------------------------------
Andrew B.  Hopping, (Age 41)     Executive Vice   President and    President &
5901 Executive Drive             President        Managing Board   Chief Execu-
Lansing MI 48911                                  Member           tive
--------------------------------------------------------------------------------
Robert A. Fritts (Age 51)        Controller/Vice  None             Vice
5901 Executive Drive             President                         President,
Lansing MI 48911                                                   Treasurer &
                                                                   Chief
                                                                   Financial
                                                                   Officer of
                                                                   the Trust
--------------------------------------------------------------------------------
Mark D. Nerud (Age 33)           Vice President   Chief            Vice Presi-
225 West Wacker Drive                             Financial        dent and
Suite 1200                                        Officer and      Assistant
Chicago, IL  60606                                Managing Board   Treasurer of
                                                  Member           the Trust
--------------------------------------------------------------------------------
Susan S. Rhee (Age 28)           Senior Attorney  Secretary        Assistant
5901 Executive Drive                                               Secretary of
Lansing MI 48911                                                   the Trust
--------------------------------------------------------------------------------


                                 PROPOSAL NO. 2

TO APPROVE OR DISAPPROVE A BROKERAGE ENHANCEMENT PLAN (THE "PLAN") PURSUANT TO RULE 12b-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 FOR ALL SERIES OF THE TRUST, EXCEPT THE PPM AMERICA/JNL MONEY MARKET SERIES AND EACH OF THE JNL/S&P SERIES.

            INTRODUCTION AND RECOMMENDATION OF THE BOARD OF TRUSTEES


         Until now, neither the Trust nor any of the Series has had a "principal underwriter." Although it is not required to do so, JNLD, as principal underwriter of the Variable Contracts, currently pays many of the expenses used to finance activities that are primarily intended to result in the sale of Trust shares through the sale of the Variable Contracts. The Distributor's ability to pay the costs associated with a higher level of sales activities is limited by its available resources.

         At a meeting of the Board of Trustees of the Trust (the "Board") held on August 10, 2000, the Board, including the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) (the "Independent Trustees") and who have no direct or indirect financial interest in the operation of the Plan, unanimously voted to approve the Plan and a new investment advisory agreement that would permit the implementation of the Plan. The Plan is intended to assist in promoting the sale of the Trust's shares by providing the Distributor with further resources. The Board recommends that the shareholders of each Series, to which the plan would apply, approve the plan. A copy of the Plan may be found in Exhibit E.

                             DESCRIPTION OF THE PLAN

         The Plan would authorize the Trust to place orders for the purchase or sale of portfolio securities or other assets with: (i) broker-dealers that have agreed to direct a portion of their brokerage commissions to introducing brokers ("Brokerage Payments") to be used to finance activities that are primarily intended to result in the sale of Trust shares through the sale of Variable Contracts; and (ii) broker-dealers that, in addition to executing the trade, will provide brokerage credits, benefits or other services ("Brokerage Credits") to be used directly or indirectly to promote the distribution of Trust shares through the sale of Variable Contracts. Management of JNFS has informed the Board of Trustees of the Trust that brokerage commission rates and commission amounts paid by the various Series of the Trust are NOT expected to increase as a result of the implementation of the Plan. As part of the Plan, JNLD would become the principal underwriter of the Series of the Trust adopting the Plan, with responsibility for promoting sales of shares of such Series.

         Under the Plan, JNFS or a Sub-Adviser, would, subject to the requirement to seek best price and execution, effect brokerage transactions in portfolio securities through broker-dealers. It is anticipated that activities or services which will be procured through Brokerage Payments and Brokerage Credits given to JNLD will include:

         o Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Trust, the Series, or the Variable Contracts.

         o        Printing  and  mailing of Trust  prospectuses,  statements  of
                  additional   information,    any   supplements   thereto   and
                  shareholder reports for prospective Variable Contract owners.

         o Holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Trust, the Series or the Variable Contracts, including materials intended either for broker-dealer only use or for retail use.

         o Providing information about the Trust, its Series or the Variable Contracts, or mutual funds or variable contracts in general, to registered representatives of broker-dealers.

         o        Providing assistance to broker-dealers that are conducting due
                  diligence   on  the  Trust  or  its  Series  or  the  Variable
                  Contracts.

         o        Payment  of  marketing   fees  or   allowances   requested  by
                  broker-dealers who sell Variable Contracts.

         o Obtaining information and providing explanations to Variable Contract owners regarding Series investment options and policies and other information about the Trust and its Series, including the performance of the Series.

         o        Training   sales   personnel   regarding   sales  of  Variable
                  Contracts.

         o Personal service and/or maintenance of the Variable Contract owner accounts.

         o Financing any other activity that is intended to result in the sale of Trust shares or the Variable Contracts.

         The Plan permits Brokerage Payments and Brokerage Credits generated by securities transactions from one Series to inure to the benefit of that Series, any other Series, or to the Trust as a whole. However, amounts generated under the Plan and amounts expended under the Plan will be tracked separately for each Series of the Trust.

         JNLD will be obligated to use all of the Brokerage Payments and Brokerage Credits generated under the Plan for distribution expenses. Accordingly, JNLD will not make any profit from the operation of the Plan. However, JNLD could indirectly benefit from the Plan in that Brokerage Payments and Brokerage Credits generated under the Plan may help defray, in whole or in part, distribution expenses that may otherwise be borne by JNLD or an affiliate in distributing the Variable Contracts. In addition, an increase in the Series' assets would increase the advisory fees paid to JNFS.


         JNFS or a Sub-Adviser, on behalf of the Trust, may take appropriate actions to effect the purposes of the Plan, by allocating transactions for the purchase or sale of portfolio securities to particular broker-dealers, including affiliated broker-dealers, in the manner described in the Plan. When directing JNFS or a Sub-Adviser to allocate purchase or sale transactions to broker-dealers under the Plan, the Trust will continue to be subject to those standards of best price and best execution set forth in the Trust's registration statement.

         The Plan requires that it be approved, with respect to each Series, by a vote of at least a majority of the outstanding voting securities of that Series. The Plan also provides that it is subject to an annual renewal by the Board, including the Independent Trustees who do not have any direct or indirect financial interest in the operation of the Plan (the "Plan Trustees"). The Plan also provides that JNFS provide the Board with a written report of securities transactions directed under the Plan, currently on a quarterly basis. The Plan may be terminated at any time by a vote of the Board, by the vote of a majority of the Plan Trustees or, with respect to a Series, by a vote of a majority of the outstanding voting securities of such Series. All material Plan amendments must be approved by a majority vote of the Board, including a majority of the Plan Trustees.

                               EXPENSE INFORMATION

         The brokerage commission rates and amounts paid by the various Series of the Trust are not expected to increase as a result of the implementation of the proposed Plan. Nor are the total returns of the Series expected to be affected adversely. However, the staff of the Securities and Exchange Commission has taken the position that amounts received by the Distributor or an affiliate as an introducing broker under the Plan should be reflected in the expenses of the Series of the Trust.


         Therefore, the table below estimates what each Series' distribution fee, and its resulting total and net expenses, will be deemed to be as a result of the implementation of the Plan. However, it is not possible to determine with accuracy actual amounts that will be received by the Distributor or its affiliate under the Plan. The amount will vary based upon the level of a Series' brokerage activity, the proportion of such activity directed under the Plan, and other factors. Expenses, other than the distribution fee estimates, are based on amounts paid for the year ended December 31, 1999. The Distributor does not anticipate the distribution fee to exceed .25% for any Series.


                         FEES AND EXPENSES OF THE TRUST


        SHAREHOLDER FEES (ALL SERIES OF THE TRUST) (fees paid directly from your investment). This table describes the fees and expenses that you may pay if you buy and hold shares of the Series under the current arrangement. The fees and expenses and the Examples that follow do not reflect the insurance and other charges that are incurred by Variable Contract owners in connection with their Variable Contracts. Such charges, if included, would cause the expense numbers shown below to be higher.

         ----------------------------------------------------------------------
         Maximum Sales Charge Imposed on Purchases                        None
         (as a percentage of offering price)

         ----------------------------------------------------------------------
         Maximum Deferred Sales Charge                                    None
         (as a percentage of original purchase price or
         redemption proceeds, whichever is lower)
         ----------------------------------------------------------------------

         CURRENT ANNUAL TRUST OPERATING EXPENSES (expenses that are deducted from Series assets).


--------------------------------------------------------------------------------
                                                                        Total
                                                                        Annual
                                        Management &                    Series
                                       Administrative    Other         Operating
                                           Fees         Expenses       Expenses
------------------------------------ -------------- -------------- -------------
JNL/Alger Growth Series ............        1.07%          0%             1.07%
JNL/Alliance Growth Series .........         .88%          0%              .88%
JNL/Eagle Core Equity Series .......         .99%          0%              .99%
JNL/Eagle SmallCap Equity Series ...        1.05%          0%             1.05%
JNL/J.P. Morgan Enhanced S&P 500
     Stock Index Series ............         .90%          0%              .90%
JNL/J.P. Morgan International &
     Emerging Markets Series .......        1.08%          0%             1.08%
JNL/Janus Aggressive Growth Series .        1.01%          0%             1.01%
JNL/Janus Balanced Series ..........        1.05%          0%             1.05%
JNL/Janus Capital Growth Series ....        1.03%          0%             1.03%
JNL/Janus Global Equities Series ...        1.06%          0%             1.06%
JNL/Janus Growth & Income Series ...        1.03%          0%             1.03%
JNL/PIMCO Total Return Bond Series .         .80%          0%              .80%
JNL/Putnam Growth Series ...........         .97%          0%              .97%
JNL/Putnam International Equity
     Series ........................        1.18%          0%             1.18%
JNL/Putnam Value Equity Series .....         .98%          0%              .98%
JNL/Putnam Midcap Growth Series ....        1.05%          0%             1.05%
Lazard/JNL Mid Cap Value Series ....        1.08%          0%             1.08%
Lazard/JNL Small Cap Value Series ..        1.15%          0%             1.15%
PPM America/JNL Balanced Series ....         .82%          0%              .82%
PPM America/JNL High Yield Bond
     Series ........................         .82%          0%              .82%
Salomon Brothers/JNL Balanced Series         .90%          0%              .90%
Salomon Brothers/JNL Global Bond
     Series ........................         .95%          0%              .95%
Salomon Brothers/JNL High Yield Bond
     Series ........................         .90%          0%              .90%
Salomon Brothers/JNL U.S. Government
     & Quality Bond Series .........         .80%          0%              .80%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        Total
                                                                        Annual
                                        Management &                    Series
                                       Administrative    Other         Operating
                                           Fees         Expenses       Expenses
------------------------------------ -------------- -------------- -------------
T. Rowe Price/JNL Established Growth
     Series ........................         .93%          0%              .93%
T. Rowe Price/JNL Mid-Cap Growth
     Series ........................        1.03%          0%             1.03%
T. Rowe Price/JNL Value Series .....        1.00%          0%             1.00%
--------------------------------------------------------------------------------

         ESTIMATED ANNUAL TRUST OPERATING EXPENSES (expenses that are deducted from Series assets). The following table describes the fees and expenses that you would pay if the Plan were adopted.

--------------------------------------------------------------------------------
                                                                     Other Total
                                                                       Annual
                             Management &     Estimated                 Fund
                             Administrative  Distribution            Operational
                                 Fees       (12b-1) Fees   Expenses    Expenses
---------------------------- -------------- ------------- ----------- ----------
JNL/Alger Growth Series ...       1.07%          0.02%          0%         1.09%
JNL/Alliance Growth Series        0.88%          0.02%          0%         0.90%
JNL/Eagle Core Equity
     Series ...............       0.99%          0.04%          0%         1.03%
JNL/Eagle SmallCap Equity
     Series ...............       1.05%          0.02%          0%         1.07%
JNL/J.P. Morgan Enhanced
     S&P 500 Stock Index
     Series ...............       0.90%          0.01%          0%         0.91%
JNL/J.P. Morgan
     International &
     Emerging Markets
     Series ...............       1.08%          0.03%          0%         1.11%
JNL/Janus Aggressive
     Growth Series ........       1.01%          0.01%          0%         1.02%
JNL/Janus Balanced Series         1.05%          0.03%          0%         1.08%
JNL/Janus Capital Growth
     Series ...............       1.03%          0.01%          0%         1.04%
JNL/Janus Global Equities
     Series ...............       1.06%          0.02%          0%         1.08%
JNL/Janus Growth & Income
     Series ...............       1.03%          0.04%          0%         1.07%
JNL/PIMCO Total Return
     Bond Series ..........       0.80%         <0.01%          0%         0.80%
JNL/Putnam Growth Series ..       0.97%          0.01%          0%         0.98%
JNL/Putnam International
     Equity Series ........       1.18%          0.05%          0%         1.23%
JNL/Putnam Value Equity
     Series ...............       0.98%          0.02%          0%         1.00%
JNL/Putnam Midcap Growth
     Series ...............       1.05%          0.08%          0%         1.13%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Other Total
                                                                       Annual
                             Management &     Estimated                 Fund
                             Administrative  Distribution            Operational
                                 Fees       (12b-1) Fees   Expenses    Expenses
---------------------------- -------------- ------------- ----------- ----------
Lazard/JNL Mid Cap Value
     Series ...............       1.08%          0.05%          0%         1.13%
Lazard/JNL Small Cap Value
     Series ...............       1.15%          0.03%          0%         1.18%
PPM America/JNL Balanced
     Series ...............       0.82%          0.01%          0%         0.83%
PPM America/JNL High Yield
     Bond Series ..........       0.82%         <0.01%          0%         0.82%
Salomon Brothers/JNL
     Balanced Series ......       0.90%          0.01%          0%         0.91%
Salomon Brothers/JNL
     Global Bond Series ...       0.95%         <0.01%          0%         0.95%
Salomon Brothers/JNL High
     Yield Bond Series ....       0.90%         <0.01%          0%         0.90%
Salomon Brothers/JNL U.S.
     Government & Quality
     Bond Series ..........       0.80%         <0.01%          0%         0.80%
T. Rowe Price/JNL
     Established Growth
     Series ...............       0.93%          0.02%          0%         0.95%
T. Rowe Price/JNL Mid-Cap
     Growth Series ........       1.03%         <0.01%          0%         1.03%
T. Rowe Price/JNL Value
     Series ...............       1.00%          0.12%          0%         1.12%
--------------------------------------------------------------------------------

         EXPENSE EXAMPLES. These Examples assume that you invest $10,000 in a Series for the time periods indicated and that your investment has a 5% return each year. The first table assumes that the Series' total operating expenses remain at current levels. The second table reflects the effect of the imputed distribution fees as discussed above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         CURRENT. You would pay the following expenses if you redeemed your shares at the end of each period. (Since there is no deferred sales charge incurred in connection with the redemption of Trust shares, the expense numbers shown below would be the same if you chose not to redeem.)

--------------------------------------------------------------------------------
                                      1           3          5         10
                                     Year       Years      Years      Years
----------------------------------- ---------- ---------- ---------- -----------
JNL/Alger Growth Series ..........   $109         $340        $590    $1,306
JNL/Alliance Growth Series .......     90          281         488     1,084
JNL/Eagle Core Equity Series .....    101          315         547     1,213
JNL/Eagle SmallCap Equity Series .    107          334         579     1,283
JNL/J.P. Morgan Enhanced S&P 500
     Stock Index Series ..........     92          287         498     1,108
JNL/J.P. Morgan International &
     Emerging Markets  Series ....    110          343         595     1,317
JNL/Janus Aggressive Growth
     Series ......................    103          322         558     1,236
JNL/Janus Balanced Series ........    107          334         579     1,283
JNL/Janus Capital Growth Series ..    105          328         569     1,259
JNL/Janus Global Equities Series .    108          337         585     1,294
JNL/Janus Growth & Income Series .    105          328         569     1,259
JNL/PIMCO Total Return Bond
     Series ......................     82          255         444       990
JNL/Putnam Growth Series .........     99          309         536     1,190
JNL/Putnam International Equity
     Series ......................    120          375         649     1,432
JNL/Putnam Value Equity Series ...    100          312         542     1,201
JNL/Putnam Midcap Growth Series ..    107          334         579     1,283
Lazard/JNL Mid Cap Value Series ..    110          343         595     1,317
Lazard/JNL Small Cap Value Series     117          365         633     1,398
PPM America/JNL Balanced Series ..     84          262         455     1,014
PPM America/JNL High Yield Bond
     Series ......................     84          262         455     1,014
Salomon Brothers/JNL Balanced
     Series ......................     92          287         498     1,108
Salomon Brothers/JNL Global Bond
     Series ......................     97          303         525     1,166
Salomon Brothers/JNL High Yield
     Bond Series .................     92          287         498     1,108
Salomon Brothers/JNL U.S.
     Government & Quality Bond
     Series ......................     82          255         444       990
T. Rowe Price/JNL Established
     Growth Series ...............     95          296         515     1,143
T. Rowe Price/JNL Mid-Cap Growth
     Series ......................    105          328         569     1,259
T. Rowe Price/JNL Value Series ...    102          318         552     1,225
--------------------------------------------------------------------------------

         ESTIMATED. You would pay the following expenses if you redeemed your shares at the end of each period. (Since there is no deferred sales charge in connection with the redemption of Trust shares, the expense numbers shown below would be the same if you chose not to redeem.)

--------------------------------------------------------------------------------
                                      1           3          5       10
                                     Year       Years      Years      Years
----------------------------------- ---------- ---------- ---------- -----------
JNL/Alger Growth Series ...........  $111       $347       $601      $1,329
JNL/Alliance Growth Series ........    92        287        498       1,108
JNL/Eagle Core Equity Series ......   105        328        569       1,259
JNL/Eagle SmallCap Equity Series ..   109        340        590       1,306
JNL/J.P. Morgan Enhanced S&P 500
     Stock Index Series ...........    93        290        504       1,120
JNL/J.P. Morgan International &
     Emerging Markets Series ......   113        353        612       1,352
JNL/Janus Aggressive Growth
     Series .......................   104        325        563       1,248
JNL/Janus Balanced Series .........   110        343        595       1,317
JNL/Janus Capital Growth Series ...   106        331        574       1,271
JNL/Janus Global Equities Series ..   110        343        595       1,317
JNL/Janus Growth & Income Series ..   109        340        590       1,306
JNL/PIMCO Total Return Bond
     Series .......................    82        255        444         990
JNL/Putnam Growth Series ..........   100        312        542       1,201
JNL/Putnam International Equity
     Series .......................   125        390        676       1,489
JNL/Putnam Value Equity Series ....   102        318        552       1,225
JNL/Putnam Midcap Growth Series ...   115        359        622       1,375
Lazard/JNL Mid Cap Value Series ...   115        359        622       1,375
Lazard/JNL Small Cap Value Series .   120        375        649       1,432
PPM America/JNL Balanced Series ...    85        265        460       1,025
PPM America/JNL High Yield Bond
     Series .......................    84        262        455       1,014
Salomon Brothers/JNL Balanced
     Series .......................    93        290        504       1,120
Salomon Brothers/JNL Global Bond
     Series .......................    97        303        525       1,166
Salomon Brothers/JNL High Yield
     Bond Series ..................    92        287        498       1,108
Salomon Brothers/JNL U.S.
     Government & Quality Bond
     Series .......................    82        255        444         990
T. Rowe Price/JNL Established
     Growth Series ................    97        303        525       1,166
T. Rowe Price/JNL Mid-Cap Growth
     Series .......................   105        328        569       1,259
T. Rowe Price/JNL Value Series ....   114        356        617       1,363
--------------------------------------------------------------------------------

                         BOARD CONSIDERATION OF THE PLAN

         The Board, including all of the Independent Trustees, has voted to approve the Plan and to recommend to shareholders of each Series that they vote to approve the Plan.

         The Board has determined that adoption of the Plan is in the best interests of the Trust and its shareholders and that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. In making these determinations, the Board considered a number of factors. The Board noted that the Plan would help promote the sale of the Trust's shares without the Series bearing any direct expenses of the type normally associated with distribution plans for mutual funds. Moreover, the Board considered that the Series of the Trust will continue to incur expenses for securities transactions, including commissions, regardless of whether the Plan is adopted. In general, apart from the execution provided, the brokerage expenses incurred by the Series currently do not directly benefit the Series, except to the extent that executing brokers provide research services to the Investment Adviser or a Sub-Adviser. Under the Plan, the Series could benefit from the Trust's brokerage if it helps generate increased assets.

         The Board also considered that the Plan could help the Distributor to maintain or enhance the distribution system in place for the Variable Contracts. The Board considered a report from the Investment Adviser that implementation of the Plan is not likely to increase the brokerage expenses of the Series. The Board noted that promotion of the Variable Contracts could result in an increase in the Series' assets, thereby promoting greater economies of scale and decreasing the Series' operating expenses.

         The Board also considered the benefits of the Plan to the Adviser and the Distributor. In particular, the Board considered that an increase in the Series' assets would increase the advisory fees paid to the Adviser, and that payment of distribution expenses with Brokerage Payments and Brokerage Credits could reduce the need for the Distributor (or an affiliate) to pay such expenses out of its own resources.

         THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSALS 1 AND 2.

                           PROPOSAL 3: OTHER BUSINESS

         The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

         SUBSTANTIAL SHAREHOLDERS. As of the Record Date, all of the Shares of the Trust were owned by Jackson National Life and its separate accounts and Qualified Plans. As of the Record Date, the Officers and Trustees of the Trust together owned Variable Contracts which represent less than 1% of the outstanding shares of the Trust.

         To the knowledge of the Trust, as of the Record Date, the following Contract owners were known to own beneficially more than 5% of the shares of each Series listed:

--------------------------------------------------------------------------------
                           Amount of Percentage
                           Name and Address of         Beneficial     of Series'
Series                       Beneficial Owner          Ownership        Shares
--------------------------------------------------------------------------------
JNL/Putnam Midcap       Lucy Kathleen Abshere TRU      50,195.17         7.55
Series                  11209 N May Avenue,            shares
                        Suite B
                        Oklahoma City, OK 73120

--------------------------------------------------------------------------------
JNL/S&P Conservative    Joseph A. Cianciolo            33,739.00         5.06
Growth Series           3111 Stonebrook Circle         shares
                        Memphis, TN 38116

--------------------------------------------------------------------------------
                        Jack C. Mills                  37,537.30         5.63
                        110 Puma                       shares
                        El Paso, TX 79912

--------------------------------------------------------------------------------
JNL/J.P.  Morgan        Martha J. Johnson              19,949.32         6.90
International &         7520 Hewitt                    shares
Emerging Markets        Fort Worth, TX 76180
Series

--------------------------------------------------------------------------------
JNL/S&P Very            Jose, Henry, Brantley,         78,046.92         30.48
Aggressive Growth       Keltn                          shares
Series II               675 N.  Henderson Street
                        Fort Worth, TX 76107
--------------------------------------------------------------------------------

         REQUIRED VOTE. Approval of Proposals 1 and 2 requires the vote of a "majority of the outstanding voting securities" of each Series as to each Proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Series present at the Meeting, if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy, or the vote of more than 50% of the outstanding voting Series, whichever is less.

         SHAREHOLDER PROPOSALS. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

         Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS CARD IS
REQUESTED.  A  SELF-ADDRESSED,   POSTAGE-PAID  ENVELOPE  IS  ENCLOSED  FOR  YOUR
CONVENIENCE.

                                              By Order of the Board of
                                              Trustees


                                              Thomas J. Meyer,
                                              Secretary

                                    EXHIBIT A

                    CONDITIONS TO WHICH SEC ORDER IS SUBJECT


Applicants' Conditions:

         Applicants agree that the order granting the required relief will be subject to the following conditions:

1. Before a Series may rely on the requested order, the operation of the Series, as described in the application, will be approved by a majority of the Series' outstanding voting securities, as defined in the Act, or in the case of a Series whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the initial shareholders before offering shares of that Series to the public.

2. Each Series relying on the requested relief will disclose in its prospectus the existence, substance, and effect of any order granted pursuant to the application. In addition, each Series will hold itself out to the public as employing the management structure described in the application. The prospectus will prominently disclose that the Adviser has ultimate responsibility subject to review of the Board to monitor and evaluate Sub-Advisers and recommend their hiring, termination, and replacement.

3. At all times, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be at the discretion of the then-existing Independent Trustees.

4. The Adviser will not enter into a Sub-Advisory Agreement with an Affiliated Sub-Adviser without that agreement, including the compensation to be paid under it, being approved by the shareholders of the applicable Series.

5. When a Sub-Adviser change is proposed for a Series with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Trust's Board minutes, that the change is in the best interest of the Series and its shareholders and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-Adviser derives an inappropriate advantage.

6. Within 90 days of the hiring of any new Sub-Adviser, the Adviser will furnish shareholders of the affected Series with the information about the Sub-Adviser that would be included in a proxy statement. The information will include any changes caused by the addition of the new

         Sub-Adviser. The Adviser will meet this condition by providing shareholders of the applicable Series with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended.

7. The Adviser will provide general management services to the Series, including overall supervisory responsibility for the general management and investment of each Series' securities portfolio and, subject to review and approval by the Board, will (i) set each Series' overall investment strategies; (ii) evaluate, select, and recommend Sub-Advisers to manage all or a part of a Series' assets; (iii) when appropriate, allocate and reallocate the Series' assets among multiple Sub-Advisers; (iv) monitor and evaluate the performance of the Sub-Advisers; and (v) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the Series' investment objectives, restrictions, and policies.

8. No trustee or officer of the Trust or director or officer of the Adviser will own, directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such trustee, director or officer) any interest in a Sub-Adviser except for : (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control with the Adviser, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt securities of any publicly-traded company that is either a Sub-Adviser or an entity that controls, is controlled by, or is under common control with a Sub-Adviser.

                                    EXHIBIT B

                     EXISTING INVESTMENT ADVISORY AGREEMENT

                   AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

         AMENDMENT TO AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN JNL SERIES TRUST AND JACKSON NATIONAL FINANCIAL SERVICES, LLC


         This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

         WHEREAS, the Trust and the Adviser entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

         WHEREAS, three new Series will be added to the Trust and where there will be a change in sub-adviser for two series and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

         1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the JNL/Janus Balanced Series, JNL/Janus Growth & Income Series, JNL/Putnam International Equity Series, JNL/Putnam Mid-Cap Growth Series and T. Rowe Price/JNL Value Series.

         2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

JNL/Janus Balanced Series                   $0 to $300 million ..........0.95%
                                            Over $300 million ...........0.90%

JNL/Janus Growth & Income Series            $0 to $300 million ..........0.95%
                                            Over $300 million ...........0.90%

JNL/Putnam International Equity Series      $0 to $50 million ...........1.10%
                                            $50 to $150 million .........1.05%
                                            $150 to $300 million ........1.00%
                                            $300 to $500 million ........0.95%
                                            Over $500 million ...........0.90%

JNL/Putnam Midcap Growth Series             $0 to $300 million ..........0.95%
                                            Over $300 million ...........0.90%

T.  Rowe Price/JNL Value Series             $0 to $300 million ..........0.90%
                                            Over $300 million........... 0.85%

         3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 10th day of February, 2000.

                                    JNL SERIES TRUST

                                    By: /S/ ANDREW B.  HOPPING
                                        ----------------------

                                    Name: Andrew B.  Hopping
                                          -----------------------------

                                    Title: President
                                           ----------------------------


                                    JACKSON NATIONAL FINANCIAL
                                    SERVICES, LLC

                                    By: /S/ MARK D.  NERUD
                                        -------------------------------

                                    Name: Mark D.  Nerud
                                          -----------------------------

                                    Title: Chief Financial Officer
                                           ----------------------------

                          INVESTMENT ADVISORY AGREEMENT
                                    AMENDMENT
                                       TO
              AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.


         This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, LLC, a Michigan limited liability company and registered investment adviser (the "Adviser").

         WHEREAS, the Trust and Jackson National Financial Services, Inc. ("JNFSI") entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained JNFSI to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

         WHEREAS, effective July 1, 1998, JNFSI assigned, transferred and conveyed to Adviser, and Adviser assumed, all of the interests, rights, responsibilities and obligations of JNFSI under the Agreement, and thereafter Adviser was deemed a party in lieu of JNFSI to such Agreement; and

         WHEREAS, nine new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

         1. Both parties hereby ratify and approve, effective as of July 1, 1998, JNFSI's assignment, transfer and conveyance to Adviser, and Adviser's assumption, of all of the interests, rights, responsibilities and obligations of JNFSI under the Agreement, and further, both parties hereby agree that, effective July 1, 1998, Adviser is deemed a party in lieu of JNFSI to the Agreement.

         2. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the JNL/J.P. Morgan Enhanced S&P 500 Index Series, JNL/SSGA Enhanced Intermediate Bond Index Series, JNL/SSGA International Index Series, JNL/SSGA Russell 2000 Index Series, JNL/SSGA S&P 500 Index Series, JNL/SSGA S&P MidCap Index Series, JNL/S&P Conservative Growth Series, JNL/S&P Moderate Growth Series, and JNL/S&P Aggressive Growth Series.

         3. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

JNL/J.P.  Morgan Enhanced                          $0 to $25 million .... .80%
S&P 500 Index Series                               Over $25 million ..... .75%

JNL/S&P Conservative Growth                        $0 to $500 million ... .20%
Series                                             Over $500 million .... .15%

JNL/S&P Moderate Growth Series                     $0 to $500 million ... .20%
                                                   Over $500 million .... .15%

JNL/S&P Aggressive Growth Series                   $0 to $500 million ... .20%
                                                   Over $500 million .... .15%

JNL/SSGA Enhanced Intermediate
Bond Index Series                                  all assets ........... .65%

JNL/SSGA International Index Series                all assets ........... .60%

JNL/SSGA Russell 2000 Index Series                 all assets............ .50%

JNL/SSGA S&P 500 Index Series                      all assets ........... .50%

JNL/SSGA S&P MidCap Index Series                   all assets ........... .50%

         4. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 21st day of December, 1998.

                                    JNL SERIES TRUST

                                    By: /s/ Andrew B.  Hopping
                                        -------------------------------

                                    Name: Andrew B.  Hopping
                                          -----------------------------

                                    Title: President
                                           ----------------------------


                                    JACKSON NATIONAL FINANCIAL
                                    SERVICES, LLC

                                    By: /s/ Mark D.  Nerud
                                        -------------------------------

                                    Name: Mark D.  Nerud
                                          -----------------------------

                                    Title: Chief Financial Officer
                                           ----------------------------

                                    AMENDMENT
                                       TO
              AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.

         This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

         WHEREAS, the Trust and the Adviser entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

         WHEREAS, twenty new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

         1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Only-Growth Series I, JNL/S&P Equity Only-Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Only-Growth Series II, JNL/S&P Equity Only-Aggressive Growth Series II, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, Salomon Brothers/JNL Balanced Series and Salomon Brothers/JNL High Yield Bond Series.

         2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

(*M - Million)

---------------------------- --------- ---------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
                             $0 to     $50 to     $100 to     $150 to     $200 to     $250 to     $300 to     $350 to    Over
Series                       $50 M     $100 M     $150 M      $200 M      $250 M      $300 M      $350 M      $500 M     $500 M
---------------------------- --------- ---------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
JNL/Alliance Growth Series     .775%     .775%      .775%       .775%       .775%       .70%        .70%        .70%       .70%

JNL/JPM International &
Emerging Markets Series        .975%     .95%       .95%        .95%        .90%        .90%        .90%        .85%       .85%

JNL/PIMCO Total Return
Bond Series                    .70%      .70%       .70%        .70%        .70%        .70%        .70%        .70%       .70%

JNL/S&P Conservative
Growth Series I                .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%

JNL/S&P Moderate Growth
Series I                       .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%

JNL/S&P Aggressive Growth
Series I                       .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%

JNL/S&P Very Aggressive
Growth Series I                .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%

JNL/S&P Equity Only-Growth
Series I                       .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%

JNL/S&P Equity
Only-Aggressive Growth         .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%
Series I

---------------------------- --------- ---------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
                             $0 to     $50 to     $100 to     $150 to     $200 to     $250 to     $300 to     $350 to    Over
Series                       $50 M     $100 M     $150 M      $200 M      $250 M      $300 M      $350 M      $500 M     $500 M
---------------------------- --------- ---------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
JNL/S&P Conservative
Growth Series II               .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%

JNL/S&P Moderate Growth
Series II                      .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%

JNL/S&P Aggressive Growth
Series II                      .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%

JNL/S&P Very Aggressive
Growth Series II               .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%

JNL/S&P Equity Only-Growth
Series II                      .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%

---------------------------- --------- ---------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
                             $0 to     $50 to     $100 to     $150 to     $200 to     $250 to     $300 to     $350 to    Over
Series                       $50 M     $100 M     $150 M      $200 M      $250 M      $300 M      $350 M      $500 M     $500 M
---------------------------- --------- ---------- ----------- ----------- ----------- ----------- ----------- ---------- ----------
JNL/S&P Equity
Only-Aggressive Growth         .20%      .20%       .20%        .20%        .20%        .20%        .20%        .20%       .15%
Series II

Goldman Sachs/JNL Growth &
Income Series                  .925%     .90%       .90%        .90%        .85%        .85%        .85%        .80%       .80%

Lazard/JNL Small Cap Value
Series                        1.05%     1.00%      1.00%        .975%       .975%       .975%       .925%       .925%      .925%

Lazard/JNL Mid Cap Value
Series                         .975%     .975%      .975%       .925%       .925%       .925%       .90%        .90%       .90%

Salomon Brothers/JNL
Balanced Series                .80%      .75%       .70%        .70%        .70%        .70%        .70%        .70%       .70%

Salomon Brothers/JNL High
Yield Bond Series              .80%      .75%       .70%        .70%        .70%        .70%        .70%        .70%       .70%

         3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 17th day of December, 1997.

                                    JNL SERIES TRUST

                                    By: /s/ Andrew B.  Hopping
                                        -------------------------------

                                    Name: Andrew B.  Hopping
                                          -----------------------------

                                    Title: President
                                           ----------------------------


                                    JACKSON NATIONAL FINANCIAL
                                    SERVICES, INC.


                                    By: /s/ Thomas J.  Meyer
                                        -------------------------------

                                    Name: Thomas J.  Meyer
                                          -----------------------------

                                    Title: Vice President
                                           ----------------------------

                                    AMENDMENT
                                       TO
              AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.

         This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

         WHEREAS, the Trust and the Adviser entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

         WHEREAS, the names of three existing Series of the Trust will be changed effective May 1, 1997, and the Trust desires the Adviser to continue performing investment advisory and management services for these Series of the Trust; and

         WHEREAS, the Adviser agrees to serve or continue serving as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

         1. Effective May 1, 1997, the Adviser shall continue serving as the investment adviser and business manager for the JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series and PPM America/JNL Value Equity Series at which date the names of these Series shall be changed to the PPM America/JNL Balanced Series, JNL/Putnam Growth Series and JNL/Putnam Value Equity Series, respectively.

         2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

                         $0 to       $50 to      $150 to    $300 to     Over
(*M-Million)             $50 M       $150M       $300 M     $500 M      $500 M
                         -----       -----       ------     ------      ------
JNL/Putnam Growth
Series                   .90%        .90%        .85%       .80%        .80%
JNL/Putnam Value
Equity Series            .90%        .90%        .85%       .80%        .80%
JNL/Putnam World
Opportunities Series    1.40%       1.40%       1.35%      1.25%       1.25%
PPM America/JNL
Balanced Series          .75%        .70%        .675%      .65%        .625%

         3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 18th day of April, 1997.

                                    JNL SERIES TRUST

                                    By: /s/John A.  Knutson
                                        --------------------------------------

                                    Name: John A.  Knutson
                                          ------------------------------------

                                    Title: President
                                           -----------------------------------

                                    JACKSON NATIONAL FINANCIAL SERVICES, INC.

                                    By: /s/Larry C.  Jordan
                                        --------------------------------------

                                    Name: Larry C.  Jordan
                                          ------------------------------------

                                    Title: Chief Operating Officer and Treasurer

                                    AMENDMENT
                                       TO
              AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.


         This AMENDMENT, effective September 9, 1996, by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

         WHEREAS, the Trust and the Adviser entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

         WHEREAS, the Trust desires to retain the Adviser to perform investment advisory and management services for two additional Series of the Trust; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the two additional Series of the Trust on the terms and conditions set forth in the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

         1. The Adviser shall serve as the investment adviser and business manager for each of the following investment series of the Trust on the terms and conditions set forth in the Agreement:

         JNL/Eagle Core Equity Series
         JNL/Eagle SmallCap Equity Series

         2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

                            $0 to     $50 to      $150 to    $300 to    Over
(*M - Million)              $50 M     $150 M      $300 M     $500 M     $500 M
                            -----     ------      ------     ------     ------
JNL/Eagle Core Equity       .90%      .85%        .85%       .75%       .75%
Series
JNL/Eagle SmallCap Equity   .95%      .95%        .90%       .90%       .85%
Series

         3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 7th day of August, 1996.

                                   JNL SERIES TRUST


                                   By: /s/ John A.  Knutson
                                       -----------------------------------------

                                   Name: John A.  Knutson
                                         ---------------------------------------

                                   Title: President
                                          --------------------------------------


                                   JACKSON NATIONAL FINANCIAL
                                   SERVICES, INC.

                                   By: /s/ Larry C.  Jordan
                                       -----------------------------------------

                                   Name: Larry C.  Jordan
                                         ---------------------------------------

                                   Title: Chief Operating Officer and Treasurer
                                         ---------------------------------------

                                     AMENDED
                               INVESTMENT ADVISORY
                                       AND
                              MANAGEMENT AGREEMENT

          This AMENDED INVESTMENT AND MANAGEMENT AGREEMENT is dated as of August 17, 1995 between JNL Series Trust, a Massachusetts business trust (the "Trust') and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

          WHEREAS, the Trust on behalf of each of its investment series desires to retain Adviser to perform investment advisory and management services for the JNL Capital Growth Series, JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL Mid-Cap Growth Series, T. Rowe Price/JNL International Equity Investment Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, Salomon Brothers/JNL Global Bond Series, PPM America/JNL Value Equity Series, PPM America/JNL Money Market Series, and PPM America/JNL High Yield Bond Series, on the terms and conditions set forth herein; and

          WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for each of the above investment series of the Trust on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

                                    1. Series

          The Trust is authorized to issue shares in several separate investment series, with each series representing interests in a separate pool of securities and other assets (each series is hereinafter referred to as a "Series"), and currently offers shares of 14 such Series, which are JNL Capital Growth Series, JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Phoenix Investment Counsel Balanced Series, JNL Phoenix Investment Counsel Growth Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL Mid-Cap Growth Series, T. Rowe Price/JNL International Equity Investment Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, Salomon Brothers/JNL Global Bond Series, PPM America/JNL Value Equity Series, PPM America/JNL Money Market Series, and PPM America/JNL High Yield Bond Series. It is recognized that additional Series may be added or current Series may be deleted in the future.

                                    2. Duties

          The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series of the Trust, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and principles for each Series set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive and in addition to, any such service provided by any others retained by the Trust or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by the Trust's custodian), and (ii) oversee the performance of services provided to each Series by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

          With respect to the PPM America/JNL Money Market Series, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

          The Adviser may delegate certain of its duties under this Agreement with respect to a Series to a sub-adviser or sub-advisers, subject to the approval of the Trustees and a Series' shareholders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefore.

          To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Series shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

                                   3. Expenses

         The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

                                 4. Compensation

         As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

                                   $0 to    $50 to    $150 to   $300 to   Over
(*M - Million)                     $50 M    $150 M    $300 M    $500 M    $500 M
                                   -----    ------    ------    ------    ------
JNL Capital Growth Series          .95%     .95%      .90%      .85%      .85%
JNL Aggressive Growth Series       .95%     .95%      .90%      .85%      .85%
JNL Global Equities Series         1.00%    1.00%     .95%      .90%      .90%
JNL/Alger Growth Series            .975%    .975%     .975%     .95%      .90%
JNL/Phoenix Investment Counsel
Balanced Series                    .90%     .80%      .75%      .70%      .65%
JNL/Phoenix Investment Counsel
Growth Series                      .90%     .85%      .80%      .75%      .70%
PPM America/JNL Value
Equity Series                      .75%     .70%      .675%     .65%      .625%
PPM America/JNL Money
Mark Series                        .60%     .60%      .575%     .55%      .525%
PPM America/JNL High Yield Bond
Series                             .75%     .70%      .675%     .65%      .625%
Salomon Brothers/JNL Global
Bond Series                        .85%     .85%      .80%      .80%      .75%
Salomon Brothers/JNL U.S.
Government
& Quality Bond Series              .70%     .70%      .65%      .60%      .55%
T. Rowe Price/JNL Established
Growth Series                      .85%     .85%      .80%      .80%      .80%

                                   $0 to    $50 to    $150 to   $300 to   Over
(*M - Million)                     $50 M    $150 M    $300 M    $500 M    $500 M
                                   -----    ------    ------    ------    ------
T. Rowe Price/JNL Mid-Cap
Growth Series                      .95%     .95%      .90%      .90%      .90%
T. Rowe Price/JNL International
Equity
Investment Series                  1.10%    1.05%     1.00%     .95%      .90%

          The Adviser's fee shall be accrued daily at 1/365th (1/366 in leap years) of the applicable annual rate set forth above. For the purposes of accruing compensation, the net assets of the Series shall be determined in the manner and on the dates set forth in the Prospectus of the Trust and, on days on which the net assets are not determined, the net asset figure to be used shall be as determined on the last preceding day on which the net assets shall have been determined.

          Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                       5. Purchase and Sale of Securities

          The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

          Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                              6. Term of Agreement

          This Agreement shall continue in full force and effect with respect to each Series of the Trust from the later of the effective date of the Registration Statement under the Securities Act of 1933 for the variable annuity contracts funded in Jackson National Separate Account - I or the date the contract is approved by the shareholders of such Series as required by the Act. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Trust, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year provided such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Trustees of the Trust which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Series notwithstanding
(a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

                                 7. Termination

          This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty
(60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                   8. Reports

          The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Trustees may deem appropriate in order to enable the Trustees to determine that the investment policies of each Series are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

          The Adviser shall furnish all such information as may reasonably be necessary for the Trustees to evaluate the terms of this Agreement.

                                   9. Records

         The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Trust and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

          The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Trust.

                        10. Liability and Indemnification

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

          Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason o/disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification Such advance shall be subject to at least one of the following: (I) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                                11. Miscellaneous

          Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

          A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the asset of any other Series for such purpose.

         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                           JNL SERIES TRUST

                           By:      /s/ John A. Knutson
                                    -----------------------------------
                                    John A. Knutson

                           Its:     President & Chief Executive Officer


                           JACKSON NATIONAL FINANCIAL SERVICES, INC.


                           By:      /s/ Larry C. Jordan
                                    -----------------------------------
                                    Larry C. Jordan

                           Its:     Chief Operating Officer, Treasurer
                                    -----------------------------------
                                    & Asst. Secretary
                                    -----------------------------------

                                    EXHIBIT C

                            INVESTMENT ADVISORY FEES

--------------------------------------------------------------------------------
                                                                 Advisory Fee
                                                              (Annual Rate Based
                                                                on Average Net
                                                                   Assets
Series                          Assets                         of each Series)
--------------------------------------------------------------------------------
JNL/Alger Growth Series         $0 to $300 million                   .975%
                                $300 million to $500                  .95%
                                million                               .90%
                                Over $500 million
--------------------------------------------------------------------------------
JNL/Alliance Growth Series      $0 to $250 million                   .775%
                                Over $250 million                     .70%
--------------------------------------------------------------------------------
JNL/Eagle Core Equity Series    $0 to $50 million                     .90%
                                $50 million to $300 million           .85%
                                Over $300 million                     .75%
--------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity       $0 to $150 million                    .95%
Series                          $150 million to $500                  .90%
                                million                               .85%
                                Over $500 million
--------------------------------------------------------------------------------
JNL/J.P. Morgan Enhanced S&P(R) $0 to $25 million                     .80%
500 Stock Index Series          Over $25 million                      .75%
--------------------------------------------------------------------------------
JNL/J.P. Morgan International   $0 to $50 million                    .975%
& Emerging Markets Series       $50 million to $200 million           .95%
                                $200 million to $350                  .90%
                                million                               .85%
                                Over $350 million
--------------------------------------------------------------------------------
JNL/Janus Aggressive Growth     $0 to $150 million                    .95%
Series                          $150 million to $300                  .90%
                                million                               .85%
                                Over $300 million
--------------------------------------------------------------------------------
JNL/Janus Balanced Series       $0 to $300 million                    .95%
                                Over $300 million                     .90%
--------------------------------------------------------------------------------
JNL/Janus Capital Growth        $0 to $150 million                    .95%
Series                          $150 million to $300                  .90%
                                million                               .85%
                                Over $300 million
--------------------------------------------------------------------------------
JNL/Janus Global Equities       $0 to $150 million                   1.00%
Series                          $150 million to $300                  .95%
                                million                               .90%
                                Over $300 million
--------------------------------------------------------------------------------
JNL/Janus Growth & Income       $0 to $300 million                    .95%
Series                          Over $300 million                     .90%
--------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond     All assets                            .70%
Series
--------------------------------------------------------------------------------
JNL/Putnam Growth Series        $0 to $150 million                     90%
                                $150 million to $300                  .85%
                                million                               .80%
                                Over $300 million
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 Advisory Fee
                                                              (Annual Rate Based
                                                                on Average Net
                                                                   Assets
Series                          Assets                         of each Series)
--------------------------------------------------------------------------------
JNL/Putnam International        $0 to $50 million                    1.10%
Growth Series                   $50 million to $150 million          1.05%
                                $150 million to $300                 1.00%
                                million                               .95%
                                $300 million to $500                  .90%
                                million
                                Over $500 million
--------------------------------------------------------------------------------
JNL/Putnam Midcap Growth        $0 to $300 million                    .95%
Series                          Over $300 million                     .90%
--------------------------------------------------------------------------------
JNL/Putnam Value Equity Series  $0 to $150 million                    .90%
                                $150 million to $300                  .85%
                                million                               .80%
                                Over $300 million
--------------------------------------------------------------------------------
JNL/S&P Conservative Growth     $0 to $500 million                    .20%
Series I                        Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Moderate Growth         $0 to $500 million                    .20%
Series I                        Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Aggressive Growth       $0 to $500 million                    .20%
Series I                        Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Very Aggressive         $0 to $500 million                    .20%
Growth Series I                 Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Equity Growth Series I  $0 to $500 million                    .20%
                                Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Equity Aggressive       $0 to $500 million                    .20%
Growth Series I                 Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Conservative Growth     $0 to $500 million                    .20%
Series II                       Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Moderate Growth         $0 to $500 million                    .20%
Series II                       Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Aggressive Growth       $0 to $500 million                    .20%
Series II                       Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Very Aggressive         $0 to $500 million                    .20%
Growth Series II                Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Equity Growth Series    $0 to $500 million                    .20%
II                              Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Equity Aggressive       $0 to $500 million                    .20%
Growth Series II                Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Conservative Growth     $0 to $500 million                    .20%
Series                          Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series  $0 to $500 million                    .20%
                                Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Aggressive Growth       $0 to $500 million                    .20%
Series                          Over $500 million                     .15%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                 Advisory Fee
                                                              (Annual Rate Based
                                                                on Average Net
                                                                   Assets
Series                          Assets                         of each Series)
--------------------------------------------------------------------------------
Lazard/JNL Mid Cap Value        $0 to $150 million                   .975%
Series                          $150 million to $300                 .925%
                                million                               .90%
                                Over $300 million
--------------------------------------------------------------------------------
Lazard/JNL Small Cap Value      $0 to $50 million                    1.05%
Series                          $50 million to $150 million          1.00%
                                $150 million to $300                 .975%
                                million                              .925%
                                Over $300 million
--------------------------------------------------------------------------------
PPM America/JNL Balanced        $0 to $50 million                     .75%
Series                          $50 million to $150 million           .70%
                                $150 million to $300                 .675%
                                million                               .65%
                                $300 million to $500                 .625%
                                million
                                Over $500 million
--------------------------------------------------------------------------------
PPM America/JNL High Yield      $0 to $50 million                     .75%
Bond Series                     $50 million to $150 million           .70%
                                $150 million to $300                 .675%
                                million                               .65%
                                $300 million to $500                 .625%
                                million
                                Over $500 million
--------------------------------------------------------------------------------
PPM America/JNL Money Market    $0 to $150 million                    .60%
Series                          $150 million to $300                 .575%
                                million                               .55%
                                $300 million to $500                 .525%
                                million
                                Over $500 million
--------------------------------------------------------------------------------
Salomon Brothers/JNL Balanced   $0 to $50 million                     .80%
Series                          $50 million to $150 million           .75%
                                Over $150 million                     .70%
--------------------------------------------------------------------------------
Salomon Brothers/JNL Global     $0 to $150 million                    .85%
Bond Series                     $150 million to $500                  .80%
                                million                               .75%
                                Over $500 million
--------------------------------------------------------------------------------
Salomon Brothers/JNL High       $0 to $50 million                     .80%
Yield Bond Series               $50 million to $150 million           .75%
                                Over $150 million                     .70%
--------------------------------------------------------------------------------
Salomon Brothers/JNL U.S.       $0 to $150 million                    .70%
Government & Quality Bond       $150 million to $300                  .65%
Series                          million                               .60%
                                $300 million to $500                  .55%
                                million
                                Over $500 million
--------------------------------------------------------------------------------
T. Rowe Price/JNL Established   $0 to $150 million                    .85%
Growth Series                   Over $150 million                     .80%
--------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap       $0 to $150 million                    .95%
Growth Series                   Over $150 million                     .90%
--------------------------------------------------------------------------------
T. Rowe Price/JNL Value Series  $0 to $300 million                    .90%
                                Over $300 million                     .85%
--------------------------------------------------------------------------------

                                    EXHIBIT D

                      PROPOSED NEW INVESTMENT ADVISORY AND
                              MANAGEMENT AGREEMENT

         This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of _____________, 2000 between JNL SERIES TRUST, a Massachusetts business trust, (the "Trust") and Jackson National Financial Services, LLC, a Michigan limited liability company (the "Adviser").

         WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations; and

         WHEREAS, the Trust on behalf of its investment series listed on Schedule A hereto ("Series") desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

         WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the Series on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

                                 1. Appointment

         The Trust hereby appoints the Adviser to provide certain investment advisory services to the Series for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         In the event the Trust designates one or more series other than the Series with respect to which the Trust wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

                                    2. Duties

         The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and principles for each Series set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by the Trust's custodian), and (iii) oversee the performance of services provided to each Series by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

         With respect to the PPM America/JNL Money Market Series, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

         The Adviser may delegate certain of its duties under this Agreement with respect to a Series to a sub-adviser or sub-advisers, subject to the approval of the Trustees, by entering into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefor. Consistent with the provisions of the Act and any applicable exemption thereto, the Trust may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Series.

         To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Series shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

                                   3. Expenses

         The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

                                 4. Compensation

         As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, a fee, accrued daily and payable monthly on the average daily net assets in the Series, in accordance with Schedule B.

         Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                       5. Purchase and Sale of Securities

         The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including affiliated brokers or dealers) as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

         Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                              6. Term of Agreement

         This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Trust, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year, provided such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

                                 7. Termination

         This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty
(60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                   8. Reports

         The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Trustees may deem appropriate in order to enable the Trustees to determine that the investment policies of each Series are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

         The Adviser shall furnish all such information as may reasonably be necessary for the Trustees to evaluate the terms of this Agreement.

                                   9. Records

         The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Trust and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

         The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Trust.

                        10. Liability and Indemnification

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

         Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                                11. Miscellaneous

         Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

         A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the assets of any other Series for such purpose.

         IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                            JNL SERIES TRUST

Attest:                                     By:
         ---------------------------            -----------------------
              Susan S. Rhee                          Andrew B. Hopping
              Assistant Secretary                    President

                                            JACKSON NATIONAL
                                            FINANCIAL SERVICES,LLC


Attest:                                     By:
         ---------------------------            -----------------------
              Susan S. Rhee                          Mark D. Nerud
              Secretary                              Chief Financial Officer

                                   SCHEDULE A
                               DATED [INSERT DATE]
                                    (Series)

                  JNL/Alger Growth Series
                  JNL/Alliance Growth Series
                  JNL/Eagle Core Equity Series
                  JNL/Eagle SmallCap Equity Series
                  JNL/J.P. Morgan Enhanced S&P(R)500 Stock Index Series JNL/J.P. Morgan International & Emerging Markets Series JNL/Janus Aggressive Growth Series
                  JNL/Janus Balanced Series
                  JNL/Janus Capital Growth Series
                  JNL/Janus Global Equities Series
                  JNL/Janus Growth & Income Series
                  JNL/PIMCO Total Return Bond Series
                  JNL/Putnam Growth Series
                  JNL/Putnam International Growth Series
                  JNL/Putnam Midcap Growth Series
                  JNL/Putnam Value Equity Series
                  JNL/S&P Conservative Growth Series I
                  JNL/S&P Moderate Growth Series I
                  JNL/S&P Aggressive Growth Series I
                  JNL/S&P Very Aggressive Growth Series I
                  JNL/S&P Equity Growth Series I
                  JNL/S&P Equity Aggressive Growth Series I
                  JNL/S&P Conservative Growth Series II
                  JNL/S&P Moderate Growth Series II
                  JNL/S&P Aggressive Growth Series II
                  JNL/S&P Very Aggressive Growth Series II
                  JNL/S&P Equity Growth Series II
                  JNL/S&P Equity Aggressive Growth Series II
                  JNL/S&P Conservative Growth Series
                  JNL/S&P Moderate Growth Series
                  JNL.S&P Aggressive Growth Series
                  Lazard/JNL Mid Cap Value Series
                  Lazard/JNL Small Cap Value Series
                  PPM America/JNL Balanced Series
                  PPM America/JNL High Yield Bond Series
                  PPM America/JNL Money Market Series
                  Salomon Brothers/JNL Balanced Series
                  Salomon Brothers/JNL Global Bond Series

                  Salomon Brothers/JNL High Yield Bond Series
                  Salomon Brothers/JNL U.S. Government & Quality Bond Series
                  T. Rowe Price/JNL Established Growth Series
                  T. Rowe Price/JNL Mid-Cap Growth Series
                  T. Rowe Price/JNL Value Series

                                   SCHEDULE B
                               DATED [INSERT DATE]
                                 (Compensation)

--------------------------------------------------------------------------------
                                                               Advisory Fee
                                                            (Annual Rate Based
                                                              on Average Net
                                                                   Assets
Series                          Assets                        of each Series)
--------------------------------------------------------------------------------
JNL/Alger Growth Series         $0 to $300 million                   .975%
                                $300 million to $500                  .95%
                                million                               .90%
                                Over $500 million
--------------------------------------------------------------------------------
JNL/Alliance Growth Series      $0 to $250 million                   .775%
                                Over $250 million                     .70%
--------------------------------------------------------------------------------
JNL/Eagle Core Equity Series    $0 to $50 million                     .90%
                                $50 million to $300 million           .85%
                                Over $300 million                     .75%
--------------------------------------------------------------------------------
JNL/Eagle SmallCap Equity       $0 to $150 million                    .95%
Series                          $150 million to $500                  .90%
                                million                               .85%
                                Over $500 million
--------------------------------------------------------------------------------
JNL/J.P. Morgan Enhanced S&P(R) $0 to $25 million                     .80%
500 Stock Index Series          Over $25 million                      .75%
--------------------------------------------------------------------------------
JNL/J.P. Morgan International   $0 to $50 million                    .975%
& Emerging Markets Series       $50 million to $200 million           .95%
                                $200 million to $350                  .90%
                                million                               .85%
                                Over $350 million
--------------------------------------------------------------------------------
JNL/Janus Aggressive Growth     $0 to $150 million                    .95%
Series                          $150 million to $300                  .90%
                                million                               .85%
                                Over $300 million
--------------------------------------------------------------------------------
JNL/Janus Balanced Series       $0 to $300 million                    .95%
                                Over $300 million                     .90%
--------------------------------------------------------------------------------
JNL/Janus Capital Growth        $0 to $150 million                    .95%
Series                          $150 million to $300                  .90%
                                million                               .85%
                                Over $300 million
--------------------------------------------------------------------------------
JNL/Janus Global Equities       $0 to $150 million                   1.00%
Series                          $150 million to $300                  .95%
                                million                               .90%
                                Over $300 million
--------------------------------------------------------------------------------
JNL/Janus Growth & Income       $0 to $300 million                    .95%
Series                          Over $300 million                     .90%
--------------------------------------------------------------------------------
JNL/PIMCO Total Return Bond     All assets                            .70%
Series
--------------------------------------------------------------------------------
JNL/Putnam Growth Series        $0 to $150 million                     90%
                                $150 million to $300                  .85%
                                million                               .80%
                                Over $300 million
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               Advisory Fee
                                                            (Annual Rate Based
                                                              on Average Net
                                                                   Assets
Series                          Assets                        of each Series)
--------------------------------------------------------------------------------
JNL/Putnam International        $0 to $50 million                    1.10%
Growth Series                   $50 million to $150 million          1.05%
                                $150 million to $300                 1.00%
                                million                               .95%
                                $300 million to $500                  .90%
                                million
                                Over $500 million
--------------------------------------------------------------------------------
JNL/Putnam Midcap Growth        $0 to $300 million                    .95%
Series                          Over $300 million                     .90%
--------------------------------------------------------------------------------
JNL/Putnam Value Equity Series  $0 to $150 million                    .90%
                                $150 million to $300                  .85%
                                million                               .80%
                                Over $300 million
--------------------------------------------------------------------------------
JNL/S&P Conservative Growth     $0 to $500 million                    .20%
Series I                        Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Moderate Growth         $0 to $500 million                    .20%
Series I                        Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Aggressive Growth       $0 to $500 million                    .20%
Series I                        Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Very Aggressive         $0 to $500 million                    .20%
Growth Series I                 Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Equity Growth Series I  $0 to $500 million                    .20%
                                Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Equity Aggressive       $0 to $500 million                    .20%
Growth Series I                 Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Conservative Growth     $0 to $500 million                    .20%
Series II                       Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Moderate Growth         $0 to $500 million                    .20%
Series II                       Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Aggressive Growth       $0 to $500 million                    .20%
Series II                       Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Very Aggressive         $0 to $500 million                    .20%
Growth Series II                Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Equity Growth Series    $0 to $500 million                    .20%
II                              Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Equity Aggressive       $0 to $500 million                    .20%
Growth Series II                Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Conservative Growth     $0 to $500 million                    .20%
Series                          Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Moderate Growth Series  $0 to $500 million                    .20%
                                Over $500 million                     .15%
--------------------------------------------------------------------------------
JNL/S&P Aggressive Growth       $0 to $500 million                    .20%
Series                          Over $500 million                     .15%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               Advisory Fee
                                                            (Annual Rate Based
                                                              on Average Net
                                                                   Assets
Series                          Assets                        of each Series)
--------------------------------------------------------------------------------
Lazard/JNL Mid Cap Value        $0 to $150 million                   .975%
Series                          $150 million to $300                 .925%
                                million                               .90%
                                Over $300 million
--------------------------------------------------------------------------------
Lazard/JNL Small Cap Value      $0 to $50 million                    1.05%
Series                          $50 million to $150 million          1.00%
                                $150 million to $300                 .975%
                                million                              .925%
                                Over $300 million
--------------------------------------------------------------------------------
PPM America/JNL Balanced        $0 to $50 million                     .75%
Series                          $50 million to $150 million           .70%
                                $150 million to $300                 .675%
                                million                               .65%
                                $300 million to $500                 .625%
                                million
                                Over $500 million
--------------------------------------------------------------------------------
PPM America/JNL High Yield      $0 to $50 million                     .75%
Bond Series                     $50 million to $150 million           .70%
                                $150 million to $300                 .675%
                                million                               .65%
                                $300 million to $500                 .625%
                                million
                                Over $500 million
--------------------------------------------------------------------------------
PPM America/JNL Money Market    $0 to $150 million                    .60%
Series                          $150 million to $300                 .575%
                                million                               .55%
                                $300 million to $500                 .525%
                                million
                                Over $500 million
--------------------------------------------------------------------------------
Salomon Brothers/JNL Balanced   $0 to $50 million                     .80%
Series                          $50 million to $150 million           .75%
                                Over $150 million                     .70%
--------------------------------------------------------------------------------
Salomon Brothers/JNL Global     $0 to $150 million                    .85%
Bond Series                     $150 million to $500                  .80%
                                million                               .75%
                                Over $500 million
--------------------------------------------------------------------------------
Salomon Brothers/JNL High       $0 to $50 million                     .80%
Yield Bond Series               $50 million to $150 million           .75%
                                Over $150 million                     .70%
--------------------------------------------------------------------------------
Salomon Brothers/JNL U.S.       $0 to $150 million                    .70%
Government & Quality Bond       $150 million to $300                  .65%
Series                          million                               .60%
                                $300 million to $500                  .55%
                                million
                                Over $500 million
--------------------------------------------------------------------------------
T. Rowe Price/JNL Established   $0 to $150 million                    .85%
Growth Series                   Over $150 million                     .80%
--------------------------------------------------------------------------------
T. Rowe Price/JNL Mid-Cap       $0 to $150 million                    .95%
Growth Series                   Over $150 million                     .90%
--------------------------------------------------------------------------------
T. Rowe Price/JNL Value Series  $0 to $300 million                    .90%
                                Over $300 million                     .85%
--------------------------------------------------------------------------------

                                    EXHIBIT E

                       PROPOSED BROKERAGE ENHANCEMENT PLAN
                             PURSUANT TO RULE 12b-1

                                JNL SERIES TRUST

                           BROKERAGE ENHANCEMENT PLAN

         WHEREAS, JNL Series Trust (the "Trust") engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

         WHEREAS, the Board of Trustees of the Trust (the "Board") has determined that, subject to the requirement to seek best price and execution, it is appropriate and desirable for the Trust to use certain brokerage commissions generated on the purchase and sale of portfolio securities to finance activities that are primarily intended to result in the sale of its shares (the "Brokerage Enhancement Plan" or the "Plan") either directly or through the sale of variable annuity or variable life insurance contracts (the "Variable Contracts") for which the Trust serves as an underlying investment vehicle;

         WHEREAS, shares of common stock of the Trust are currently divided into series, those of which are subject to the Plan being listed on Schedule A hereto (the "Series"), which Schedule can be amended to add or remove a series by an amended schedule;


         WHEREAS, in order to effect the purposes of this Plan the Trust has been authorized to enter into a Distribution Agreement with Jackson National Life Distributors, Inc. (the "Distributor") pursuant to which the Distributor will serve as distributor of the securities of the Series;


         WHEREAS, any benefits that may be obtained from brokerage commissions are assets of the Trust, and the Trust wishes, pursuant to Rule 12b-1 under the Act, to utilize such assets in furtherance of the distribution of the Trust's shares, through the sale of the Variable Contracts; and

         WHEREAS, the Board has determined that, to the extent that the use of these benefits earned by a Series under this Plan results in the increased distribution of the Trust's shares or the Variable Contracts, a benefit in the form of potential economies of scale should inure to that Series and to the other Series offered by the Trust;

         NOW, THEREFORE, this Brokerage Enhancement Plan is adopted by the Trust on behalf of the Series, in accordance with Rule 12b-1 under the Act, on the following terms and conditions:

         1. The Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct Jackson National Financial Services, LLC, ("JNFS"), in its capacity as the Trust's investment adviser, and each of the sub- advisors retained by JNFS (and approved by the Trust) to manage certain of the Series(each a "Sub- Advisor"), acting as agents for the Trust or its Series.


         a. To place orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Series to introducing brokers ("Brokerage Payments") to be used directly or indirectly to finance the distribution of the Trust's shares; or


         b. To allocate transactions for the purchase or sale of portfolio securities or other assets to broker-dealers, and receive, in addition to execution of the brokerage transaction, credits, benefits or other services from the broker- dealer ("Brokerage Credits") that can be used directly or indirectly to promote the distribution of the Trust's shares;

in each case, provided that JNFS or the Sub-Advisor must reasonably believe that the broker-dealer (or the clearing broker of the broker-dealer) will execute the transaction in a manner consistent with standards of best execution, as described in the Registration Statement for the Trust, as amended from time to time.


         2. The Trust is authorized to expend Brokerage Credits and Brokerage Payments to compensate the Distributor and other broker-dealers for the cost and expense of certain distribution-related activities or to procure from, or otherwise induce, the Distributor and other broker-dealers to provide services, where such activities or services are intended to promote the sale of the Trust's shares, either directly or indirectly through the sale of the Variable Contracts. Such activities or services may be provided by the Distributor or broker-dealer to which a purchase or sale transaction has been allocated (the directed broker- dealer) or by another broker-dealer or other party at the direction of the Distributor or directed broker-dealer. The activities or services which may be procured with Brokerage Credits and Brokerage Payments include, but are not limited to (i) developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Trust, the Series, or the Variable Contracts; (ii) printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Variable Contract owners; (iii) holding or participating in seminars and sales meetings designed to promote the distribution of shares of the Trust, the Series or the Variable Contracts, including materials intended either for broker-dealer only use or for retail use; (iv) providing information about the Trust, its Series or the Variable Contracts, or mutual funds or variable contracts in general, to registered representatives of broker-dealers; (v) providing assistance to broker-dealers that are conducting due diligence on the Trust or its Series or the Variable Contracts; (vi) payment of marketing fees or allowances requested by broker-dealers who sell Variable Contracts; (vii) obtaining information and providing explanations to Variable Contract owners regarding Series investment options and policies and other information about the Trust and its Series, including the performance of the Series; (viii) training sales personnel regarding sales of Variable Contracts; (ix) personal service and/or maintenance of the Variable Contract owner accounts; and (x) financing any other activity that is intended to result in the sale of Trust shares or the Variable Contracts.

         3. The Trust may direct the Distributor to take appropriate actions to effect the purposes of this Plan, including, but not limited to, (a) directing on behalf of the Trust or a Series and subject to the standards described above, JNFS or a Sub- Advisor to allocate transactions for the purchase or sale of portfolio securities in the manner described in the Plan; (b) compensating a broker-dealer for the cost and expense of certain distribution-related activities or procuring from a broker- dealer or otherwise inducing a broker-dealer to provide services, where such activities or services are intended to promote the sale of shares of the Trust or a Series through the sale of the Variable Contracts, all on behalf of the Trust or a Series. Subject to the standards set forth in Section 1, and subject to applicable law, JNFS and a Sub-Advisor may also direct brokerage transactions to a broker-dealer that is an affiliated person of the Distributor, JNFS or a Sub- Advisor. Provided that any Brokerage Credits or Brokerage Payments directly or indirectly inure to the benefit of those Series which generated the particular Brokerage Credit or Brokerage Payment, any such credits or payments may also inure to the benefit of other Series of the Trust.

         4. This Plan shall not take effect with respect to a Series until it has been approved by (a) a vote of a majority of the outstanding voting securities of that Series; and, together with any related agreements, has been approved by (a) the Trust's Board of Trustees, and (b) those Trustees of the Trust who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. As additional Series of the Trust are established, this Plan shall not take effect with respect to such Series until the Plan, together with any related agreements, has been approved by votes of a majority of both (a) the Trust's Board of Trustees and (b) the Rule 12b-1 Trustees cast in person at a meeting called, at least in part, for the purpose of voting on such approval.

         5. After approval as set forth in paragraph 4, and any other approvals required pursuant to the Act and Rule 12b-1 thereunder, this Plan shall take effect at the time specified by the Trust's Board of Trustees, or, if no such time is specified by the Trustees, at the time that all approvals necessary have been obtained. The Plan shall continue in full force and effect as to a Series for so long as such continuance is specifically approved at least annually by votes of a majority of both (a) the Board of Trustees and (b) the Rule 12b-1 Trustees of the Trust, cast in person at a meeting called, at least in part, for the purpose of voting on this Plan.

         6. The Distributor shall provide to the Trustees of the Trust a written report of the amounts expended or benefits received and the purposes for which such expenditures were made at such frequency as may be required under Rule 12b-1 of the Act.

         7. This Plan may be terminated as to the Trust or each Series at any time, without payment of any penalty, by vote of the Trustees of the Trust, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Series on not more than 30 days' written notice to any other party to the Plan. In addition, all Agreements shall provide that such Agreement shall terminate automatically in the event of its assignment.

         8. This Plan may not be amended in any material respect unless such amendment is approved by a vote of a majority of both (a) the Trust's Board of Trustees and (b) the Rule 12b-1 Trustees cast in person at a meeting called, at least in part, for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by a majority of the outstanding voting securities of the pertinent Series and by a majority of both (a) the Trust's Board of Trustees and (b) the Rule 12b-1 Trustees cast in person at a meeting called, at least in part, for the purpose of voting on such approval; PROVIDED HOWEVER, that increases in amounts spent for distribution by virtue of a greater amount of Brokerage Credits or Brokerage Payments generated by the Trust shall not be deemed to constitute a material increase in the amount to be spent for distribution.

         9. While this Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons.

         10. The Trust shall preserve copies of this Plan and related agreements for a period of not less than six years from the date of termination of the Plan or related agreements, the first two years in an easily accessible place; and shall preserve all reports made pursuant to paragraph 6 hereof for a period of not less than six years, the first two years in an easily accessible place.

         11. The provisions of this Plan are severable as to each Series, and any action to be taken with respect to this Plan shall be taken separately for each Series affected by the matter.

Date: ____________, 2000

                                   SCHEDULE A


              JNL/Alger Growth Series
              JNL/Alliance Growth Series
              JNL/Eagle Core Equity Series
              JNL/Eagle SmallCap Equity Series
              JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series JNL/J.P. Morgan International & Emerging Markets Series JNL/Janus Aggressive Growth Series
              JNL/Janus Balanced Series
              JNL/Janus Capital Growth Series
              JNL/Janus Global Equities Series
              JNL/Janus Growth & Income Series
              JNL/PIMCO Total Return Bond Series
              JNL/Putnam Growth Series
              JNL/Putnam International Equity Series
              JNL/Putnam Midcap Growth Series
              JNL/Putnam Value Equity Series
              Lazard/JNL Mid Cap Value Series
              Lazard/JNL Small Cap Value Series
              PPM America/JNL Balanced Series
              PPM America/JNL High Yield Bond Series
              Salomon Brothers/JNL Balanced Series
              Salomon Brothers/JNL Global Bond Series
              Salomon Brothers/JNL High Yield Bond Series
              Salomon Brothers/JNL U.S. Government & Quality Bond Series
              T.  Rowe Price/JNL Established Growth Series
              T.  Rowe Price/JNL Mid-Cap Growth Series
              T.  Rowe Price/JNL Value Series

                                      PROXY
                       _____________________ SERIES
                                       OF
                                JNL SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 10, 2000


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the ________________________________ Series of JNL Series Trust ("Trust"), hereby appoints _____________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on October 10, 2000, at 11:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:


     ALL SERIES:

1. To approve an arrangement and new investment advisory and management agreement that would permit Jackson National Financial Services, LLC, the Trust's investment advisor, with Board approval, to enter into or amend sub-advisory agreements without shareholder approval.


      FOR (            )  AGAINST (            )  ABSTAIN (           )


     ALL SERIES (EXCEPT THE PPM AMERICA/JNL MONEY MARKET SERIES AND THE S&P SERIES):

2. To approve a Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

      FOR (            )  AGAINST (            )  ABSTAIN (           )

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.


THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:                       , 2000
                                  ---------------------

                           Jackson National Life Insurance Company

                           ---------------------------------------------------
                            Name of Insurance Company



                           ---------------------------------------------------
                           Name and Title of Authorized Officer



                           ---------------------------------------------------
                           Signature of Authorized Officer


                        SERIES
------------------------

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Series:


       SEPARATE ACCOUNT
------

----------------------------------
----------------------------------

----------------------------------

TOTAL SHARES OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:





                            Series ("Series")
--------------------------

             INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                 JNL SERIES TRUST TO BE HELD ON OCTOBER 10, 2000
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     JACKSON NATIONAL LIFE INSURANCE COMPANY

The undersigned hereby instructs Jackson National Life Insurance Company (the "Company") to vote all shares of the above-referenced Series of JNL Series Trust (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 11:00 a.m., local time, on October 10, 2000, at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 and at any adjournment thereof, as indicated on the reverse side.












NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:                                      , 2000
                                    --------------------------------------


                              --------------------------------------------------
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the box below.

                                                                                             FOR       AGAINST        ABSTAIN
                                                                                             ----      -------        --------
     ALL SERIES:

1. To approve an arrangement and new investment advisory and management agreement that would permit Jackson National Financial Services, LLC, the Trust's investment advisor, with Board approval, to enter into or amend sub-advisory agreements without shareholder approval.

     ALL SERIES (EXCEPT THE PPM AMERICA/JNL MONEY MARKET SERIES
     AND THE S&P SERIES):

2.   To approve a Brokerage  Enhancement  Plan  pursuant to Rule 12b-1 under the
     Investment Company Act of 1940.


                    IMPORTANT: Please sign on the reverse side.